UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule
14a-101)
INFORMATION REQUIRED IN PROXY
STATEMENT SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
JAGUAR HEALTH, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

200 Pine Street, Suite 400, San Francisco, CA 94104

Tel: 415.371.8300 • Fax: 415.371.8311

https://jaguar.health

April 29, 2026

Dear Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Jaguar Health, Inc. (the “Company”) to be held at 200 Pine Street, Suite 400, San Francisco, CA 94104, on Friday, May 22, 2026, at 8:30 a.m., local time.

At the Annual Meeting you will be asked to (i) elect one (1) Class II director to our board of directors, (ii) ratify the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, (iii) approve, pursuant to Nasdaq Listing Rule 5635(d) (“Rule 5635(d)”), the issuance of more than 19.99% of the Company’s issued and outstanding shares of Common Stock to C/M Capital Master Fund, LP (and its affiliates), an accredited investor (“C/M Capital”), pursuant to a securities purchase agreement to be entered into between the Company and C/M Capital within 90 days after the date of the Annual Meeting (the “ELOC Agreement”), (iv) approve, pursuant to Rule 5635(d), the issuance of more than 19.99% of the Company’s issued and outstanding shares of Common Stock to C/M Capital pursuant to a securities purchase agreement to be entered between the Company and C/M Capital within 90 days after the date of the Annual Meeting (the “Preferred Stock Purchase Agreement”), including shares of Common Stock issuable upon redemption of shares of a new series of preferred stock of the Company, par value $0.0001 per share, to be designated as Series P Non-Convertible Preferred Stock (the “Series P Preferred Stock”), to be issued and sold pursuant to the Preferred Stock Purchase Agreement, and (v) approve a proposal to grant discretionary authority for the Company to adjourn the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve proposals (iii) and (iv).

It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. In order to ensure your shares are voted, you may submit a proxy over the Internet, by telephone or by completing and mailing a proxy card or by completing a voting instruction form provided by your bank, broker or other financial intermediary. Submitting a proxy over the Internet, by telephone or by mail will ensure your shares are represented at the Annual Meeting. If you do attend the Annual Meeting, you may, of course, withdraw your proxy should you wish to vote in person. Please read the enclosed information carefully before voting.

Sincerely,

Lisa A. Conte
Chief Executive Officer & President

JAGUAR HEALTH, INC.

200 Pine Street

Suite 400

San Francisco, CA 94104

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 22, 2026

NOTICE HEREBY IS GIVEN that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Jaguar Health, Inc. (the “Company”) will be held at 200 Pine Street, Suite 400, San Francisco, CA 94104, on Tuesday, August 19, 2025, at 8:30 a.m., local time, for the following purposes:

1. Electing one (1) Class II director (Proposal 1);

2. Ratifying the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2);

3. Approving, pursuant to Nasdaq Listing Rule 5635(d) (Rule 5635(d)), the issuance of more than 19.99% of the Company’s issued and outstanding shares of Common Stock to C/M Capital Master Fund, LP (and its affiliates), an accredited investor (“C/M Capital”), pursuant to a securities purchase agreement to be entered into between the Company and C/M Capital within 90 days after the date of the Annual Meeting (the “ELOC Agreement”) (Proposal 3);

4. Approving, pursuant to Rule 5635(d), the issuance of more than 19.99% of the Company’s issued and outstanding shares of Common Stock to C/M Capital pursuant to a securities purchase agreement to be entered between the Company and C/M Capital within 90 days after the date of the Annual Meeting (the “Preferred Stock Purchase Agreement”), including shares of Common Stock issuable upon redemption of shares of a new series of preferred stock of the Company, par value $0.0001 per share, to be designated as Series P Non-Convertible Preferred Stock (the “Series P Preferred Stock”), to be issued and sold pursuant to the Preferred Stock Purchase Agreement (Proposal 4);

5. Approving a proposal to grant discretionary authority to adjourn the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve Proposals 3 and 4 (Proposal 5); and

6. Such other business as properly may come before the Annual Meeting or any adjournment or postponement thereof.

The board of directors is not aware of any other business to be presented to a vote of the stockholders at the Annual Meeting. Information relating to the above matters is set forth in the attached Proxy Statement, which such Proxy Statement is incorporated herein by reference.

Stockholders of record at the close of business on April 15, 2026 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

By Order of the Board of Directors.

Lisa A. Conte
Chief Executive Officer & President

San Francisco, California

April 29, 2026

Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on April 15, 2026 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. If you have questions concerning the proposals in the Proxy Statement, would like additional copies of the Proxy Statement or need help in voting your shares of Common Stock, please contact our proxy solicitor Georgeson LLC at 866-821-0284.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 22, 2026. The proxy materials are available at https://jaguarhealth.gcs-web.com/financial-information/annual-reports.

PLEASE CAREFULLY READ THE PROXY STATEMENT. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, EXECUTE, DATE AND RETURN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOU MAY ALSO SUBMIT A PROXY ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM. IF YOU SUBMIT A PROXY BY INTERNET OR TELEPHONE, THEN YOU NEED NOT RETURN A WRITTEN PROXY CARD OR VOTING INSTRUCTION FORM BY MAIL. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE (AS DESCRIBED BELOW).

JAGUAR HEALTH, INC.

200 Pine Street

Suite 400

San Francisco, CA 94104

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 22, 2026

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

We are furnishing this Proxy Statement to our stockholders in connection with the solicitation of proxies by our board of directors to be voted at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement thereof. The Annual Meeting will be held at 200 Pine Street, Suite 400, San Francisco, CA 94104, on Friday, May 22, 2026, at 8:30 a.m., local time.

When used in this Proxy Statement, the terms the “Company,” “we,” “us,” “our” and “Jaguar” refer to Jaguar Health, Inc.

The Securities and Exchange Commission (“SEC”) rules require us to provide an annual report to stockholders who receive this Proxy Statement. Accordingly, we have enclosed our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”), which was filed on April 7, 2026, with this Proxy Statement, and we will also provide copies of such documents to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record. Pursuant to rules adopted by the SEC, the Company is also providing access to its proxy materials over the Internet. All stockholders will have the ability to access the proxy materials at https://jaguarhealth.gcs-web.com/financial-information/annual-reports.

The date on which the Notice of 2026 Annual Meeting of Stockholders, this Proxy Statement, the Annual Report and form of proxy card or voting instruction form are first being sent or given to stockholders is on or about May 5, 2026.

GENERAL INFORMATION ABOUT VOTING

Record Date

As of April 15, 2026, the record date for the Annual Meeting (the “Record Date”), 14,044,277 shares of our voting common stock, par value $0.0001 per share (the “Common Stock”), and 1,241,927.7 shares of Series O Convertible Preferred Stock, par value of $0.0001 per share (the “Series O Preferred Stock”), were issued and outstanding. Only holders of record of our Common Stock as of the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting or at any adjournment or postponement thereof. A list of such holders will be open to the examination of any stockholder for any purpose germane to the meeting at Jaguar Health, Inc., 200 Pine Street, Suite 400, San Francisco, CA 94104 for a period of ten (10) days prior to the Annual Meeting. The list of stockholders will also be available for such examination at the Annual Meeting.

In addition, as of the Record Date, there were zero shares of our non-voting common stock outstanding. The use of the capitalized term “Common Stock” in this Proxy Statement and related materials refers only to the Company’s voting common stock and does not include the Company’s convertible non-voting common stock.

Voting, Quorum and Revocability of Proxies

Each share of Common Stock entitles the holder of record thereof to one vote. No other securities are entitled to be voted at the Annual Meeting. Each stockholder holding Common Stock may vote in person or by proxy on all matters that properly come before the Annual Meeting and any adjournment or postponement thereof.

Stockholders have no right to cumulative voting as to any matter, including the election of one Class II director. The presence, in person or represented by proxy, of holders of one third (1/3) of the voting power of the shares of Common Stock outstanding on the Record Date and entitled to vote at the Annual Meeting will constitute a quorum for purposes of voting at the Annual Meeting. Properly executed proxies marked “ABSTAIN” or “WITHHOLD,” as well as broker non-votes, will be counted as “present” for purposes of determining the existence of a quorum. If a quorum should not be present, either the chairperson of the meeting or a majority in voting power of the stockholders present in person or by proxy and entitled to vote on the adjournment may adjourn such meeting from time to time until a quorum is obtained.

Our board of directors is soliciting proxies for use in connection with the Annual Meeting and any postponement or adjournment thereof. If you submit a proxy via the Internet or by telephone or execute and return the proxy card or voting instruction form accompanying this Proxy Statement, your shares will be voted as you direct on all matters properly coming before the Annual Meeting for a vote. For Proposal 1, you may vote “FOR” or “WITHHOLD” authority for the nominee. For Proposals 2, 3, and 4, you may vote “FOR,” “AGAINST” or “ABSTAIN.”

If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC (the “Transfer Agent”), you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your proxy directly to the Company or to vote your shares in person at the Annual Meeting. If you hold your shares in a stock brokerage account or through a bank or other financial intermediary, you are considered the beneficial owner of shares held in street name. Your bank, broker or other financial intermediary is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other financial intermediary on how to vote your shares, but because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. As a beneficial owner, you are, however, welcome to attend the Annual Meeting in person provided that you present a valid legal proxy granted by the record holder (i.e., bank, broker, trustee or other nominee) to you.

Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy as described in the proxy card or voting instruction form, so that your vote will be counted if you later decide not to attend the

Annual Meeting. Submitting your proxy now will not prevent you from voting your shares in person by written ballot at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

You may revoke your proxy by (a) delivering to the Secretary of the Company at or before the Annual Meeting a written notice of revocation bearing a later date than the proxy, (b) duly executing a subsequent proxy and delivering it to the Secretary of the Company at or before the Annual Meeting or (c) attending the Annual Meeting in person and voting on each proposal for which you previously granted the proxy holder authority to vote for on your behalf (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered at or prior to the Annual Meeting to: Jaguar Health, Inc., 200 Pine Street, Suite 400, San Francisco, CA 94104, Attention: Jonathan S. Wolin. Beneficial owners of our Common Stock who are not holders of record and wish to revoke their proxy should contact their bank, brokerage firm or other custodian, nominee or fiduciary to inquire about how to revoke their proxy.

The shares represented by all valid proxies received will be voted in the manner specified. Where specific choices are not indicated on a validly executed and delivered proxy, the shares represented by such proxy will be voted: (i) “FOR” the election of the nominee for Class II director named in this Proxy Statement, (ii) “FOR” the ratification of the appointment of RBSM LLP (“RBSM”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, (iii) “FOR” the approval of, pursuant to Nasdaq Listing Rule 5635(d), the issuance of more than 19.99% of the Company’s issued and outstanding shares of Common Stock to C/M Capital, pursuant to the ELOC Agreement to be entered into between the Company and C/M Capital within 90 days after the date of the Annual Meeting, (iv) “FOR” the approval of, pursuant to Rule 5635(d), the issuance of more than 19.99% of the Company’s issued and outstanding shares of Common Stock to C/M Capital pursuant to the Preferred Stock Purchase Agreement, including shares of Common Stock issuable upon redemption of Series P Preferred Stock, to be issued and sold pursuant to the Preferred Stock Purchase Agreement, and (v) “FOR” the approval of a proposal to grant discretionary authority for the Company to adjourn the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve Proposals 3 and 4.

We will bear all expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement. We have retained Georgeson LLC to solicit proxies for a base fee of $7,500 plus reimbursement of reasonable out-of-pocket expenses. In addition to solicitation by use of the mail, proxies may be solicited by telephone, facsimile or personally by our directors, officers and employees, who will receive no extra compensation for their services. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy soliciting materials to beneficial owners of shares of Common Stock.

Broker Voting

Brokers holding shares of record in “street name” for a beneficial owner have the discretionary authority to vote on some matters (routine matters) if they do not receive instructions from the beneficial owner regarding how the beneficial owner wants the shares voted at least 10 days before the date of the meeting; provided the proxy materials are transmitted to the beneficial owner at least 15 days before the meeting. There are also some matters with respect to which brokers do not have discretionary authority to vote (non-routine matters) if they do not receive timely instructions from the beneficial owner. When a broker does not have discretion to vote on a particular matter and the beneficial owner has not given timely instructions on how the broker should vote, a broker non-vote results. Any broker non-vote will be counted as present at the Annual Meeting for purposes of determining a quorum, but will not be treated as votes cast with respect to non-routine matters.

The proposal to ratify the appointment of RBSM as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2) is considered a routine matter and brokers will be permitted to vote in their discretion on this matter on behalf of beneficial owners who have not furnished voting instructions at least 10 days before the date of the Annual Meeting. In contrast, the proposal to elect the Class II director (Proposal 1), the proposal to approve, pursuant to Nasdaq Listing Rule 5635(d), the issuance of more than 19.99% of the Company’s issued and outstanding shares of Common Stock to C/M Capital, pursuant to the ELOC Agreement to be entered into between the Company and C/M Capital within 90 days after the date of the Annual Meeting (Proposal 3), the proposal to approve, pursuant to Rule 5635(d), the issuance of more than 19.99% of the Company’s issued and outstanding shares of Common Stock to C/M Capital pursuant to the Preferred Stock Purchase Agreement, including shares of Common Stock issuable upon redemption of Series P Preferred Stock, to be issued and sold pursuant to the Preferred Stock Purchase Agreement (Proposal 4), and the proposal to approve discretionary authority for the Company to adjourn the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve Proposals 3 and 4 (Proposal 5) are not considered “routine” matters and brokers do not have discretionary authority to vote on behalf of beneficial owners on such matters.

Required Vote

Proposal 1 - Election of Class II Director

With respect to the proposal to elect the Class II director, you may vote in favor of or withhold your vote as to the nominee. The vote required to approve Proposal 1 is governed by Delaware law, the COI, and our Amended and Restated Bylaws, as amended (the “Bylaws”) and is a plurality of the votes cast by the holders of shares represented and entitled to vote at the Annual Meeting, provided a quorum is present. As a result, in accordance with Delaware law, votes that are withheld will be counted in determining whether a quorum is present but will have no other effect on the election of the Class II director. Stockholders have no right to cumulative voting as to any matter, including the election of the Class II director.

Proposal 2 - Ratification of Independent Registered Public Accounting Firm

With respect to the proposal to ratify the Audit Committee’s appointment of RBSM as our independent registered public accounting firm for the fiscal year ending December 31, 2026, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The vote required to approve Proposal 2 is governed by Delaware law, the COI and the Bylaws and is the affirmative vote of the holders of a majority in voting power of the votes cast on such proposal at the Annual Meeting by the holders entitled to vote thereon, provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 2.

Proposal 3 - Issuance, for purposes of Nasdaq Listing Rule 5635(d), of more than 19.99% of the Company’s Issued and Outstanding shares of Common Stock to C/M Capital, pursuant to the ELOC Agreement to be Entered into between the Company and C/M Capital within 90 Days after the Date of the Annual Meeting

With respect to the proposal to approve, pursuant to Nasdaq Listing Rule 5635(d), the issuance of more than 19.99% of the Company’s issued and outstanding shares of Common Stock to C/M Capital, pursuant to the ELOC Agreement to be entered into between the Company and C/M Capital within 90 days after the date of the Annual Meeting, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The vote required to approve Proposal 3 is governed by Delaware law, Nasdaq Listing Rules, the COI and the Bylaws and is the affirmative vote of the holders of a majority in voting power of the votes cast at the Annual Meeting by the holders entitled to vote thereon, provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 3.

Proposal 4 - Issuance, for purposes of Nasdaq Listing Rule 5635(d), of more than 19.99% of the Company’s Issued and Outstanding shares of Common Stock pursuant to the Preferred Stock Purchase Agreement to be Entered into between the Company and C/M Capital within 90 Days after the Date of the Annual Meeting, including shares of Common Stock Issuable upon Redemption of Series P Preferred Stock to be Issued and Sold Pursuant to the Preferred Stock Purchase Agreement

With respect to the proposal to approve, pursuant to Rule 5635(d), the issuance of more than 19.99% of the Company’s issued and outstanding shares of Common Stock to C/M Capital pursuant to the Preferred Stock Purchase Agreement to be entered into between the Company and C/M Capital within 90 days after the date of the Annual Meeting, including shares of Common Stock issuable upon redemption of Series P Preferred Stock, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The vote required to approve Proposal 4 is governed by Delaware law, Nasdaq Listing Rules, the COI and the Bylaws and is the affirmative vote of the holders of a majority in voting power of the votes cast at the Annual Meeting by the holders entitled to vote thereon, provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 4.

Proposal 5 - Adjournment

With respect to the proposal to grant discretionary authority to adjourn the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve Proposals 3 and 4, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The vote required to approve Proposal 5 is governed by Delaware law, the COI and the Bylaws and is the affirmative vote of the holders of a majority in voting power of the votes cast at the Annual Meeting by the holders entitled to vote thereon, provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 5.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The statements in this Proxy Statement that are not historical statements, including statements regarding future capital-raising activities and expected use of proceeds therefrom, our estimates regarding expenses, future revenues, capital requirements, needs for additional financing, our ability to obtain additional financing, our success with regard to any business development initiatives, our ability to recruit or retain key scientific or management personnel or to retain our executive officers, our stock price and ability to meet the continued listing requirements of The Nasdaq Capital Market, and any other statements regarding our future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from the results expressed or implied by the statements. We describe risks and uncertainties that could cause actual results and events to differ materially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of our annual report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”).

Any forward-looking statements should be considered in light of such important factors. We undertake no obligation to revise or update publicly any forward-looking statements for any reason. Readers are cautioned not to place undue reliance on any forward-looking statement, which speaks only as of the date on which such statement is made.

All subsequent written and oral forward-looking statements concerning the matters addressed in this Proxy Statement and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of shares of our Common Stock as of April 15, 2026 for:

•	each person known to us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•	each of our named executive officers;

•	each of our directors; and

•	all directors and named executive officers as a group.

Information with respect to beneficial ownership has been furnished by each director, executive officer or beneficial owner of more than 5% of our Common Stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting and investment power with respect to the securities. Except as otherwise provided by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The number of shares of Common Stock used to calculate the percentage ownership of each listed person includes the shares of Common Stock underlying options or warrants or convertible securities held by such persons that are currently exercisable or convertible or exercisable or convertible within 60 days of April 15, 2026, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Percentage of beneficial ownership of Common Stock is based on 14,044,277 shares of Common Stock outstanding as of April 15, 2026.

Except as otherwise set forth below, the address of each beneficial owner listed in the table below is c/o Jaguar Health, Inc., 200 Pine Street, Suite 400, San Francisco, California 94104.

Name and address of beneficial owner	Common Stock
	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders
Streeterville Capital, LLC(1)	1,350,000	8.7%
Named executive officers and directors:
Lisa A. Conte(2)	44,977	*
Pravin Chaturvedi, Ph.D.(3)	17,851	*
Steven R. King, Ph.D.(4)	17,821	*
Jonathan S. Wolin(5)	34,204	*
Carol Lizak(6)	12,181	*
James J. Bochnowski(7)	85,948	*
Jonathan B. Siegel(8)	32,055	*
John Micek III(9)	32,055	*
Anula Jayasuriya(10)	3,821	*
All current executive officers and directors as a group (9 persons)(11)	280,913	2.0%

*	Less than 1%
(1)	The address for the reporting person is 303 E Wacker Drive, Suite 1040 Chicago, IL 60601. John M. Fife has voting and dispositive power over shares held by Streeterville Capital, LLC.
(2)

Represents (i) 481 shares of Common Stock held by Ms. Conte, (ii) 17,234 shares of Common Stock issuable to Ms. Conte under stock options that are exercisable or will become exercisable in the 60 days subsequent to April 15, 2026, with the weighted average exercise price of the 17,234 stock options being

$186.26, (iii) 9,000 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Ms. Conte, exercisable at an exercise price of $5.43 per share, and (iv) 18,262 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Ms. Conte, exercisable at an exercise price of $2.70 per share. The warrants provide for limitations on conversion and exercise, respectively, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such conversion and exercise, respectively.
(3)

Represents (i) 202 shares of Common Stock held by Dr. Chaturvedi, (ii) 6,745 shares of Common Stock issuable to Dr. Chaturvedi under stock options that are exercisable or will become exercisable in the 60 days subsequent to April 15, 2026, with the weighted average exercise price of the 6,745 stock options being $5.44, (iii) 3,600 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Dr. Chaturvedi, exercisable at an exercise price of $5.43 per share, and (iv) 7,304 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Dr. Chaturvedi, exercisable at an exercise price of $2.70 per share. The warrants provide for limitations on conversion and exercise, respectively, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such conversion and exercise, respectively.

(4)

Represents (i) 172 shares of Common Stock held by Dr. King, (ii) 6,745 shares of Common Stock issuable to Dr. King under stock options that are exercisable or will become exercisable in the 60 days subsequent to April 15, 2026, with the weighted average exercise price of the 6,745 stock options being $5.44, (iii) 3,600 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Dr. King, exercisable at an exercise price of $5.43 per share, and (iv) 7,304 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Dr. King, exercisable at an exercise price of $2.70 per share. The warrants provide for limitations on conversion and exercise, respectively, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such conversion and exercise, respectively.

(5)

Represents (i) 197 shares of Common Stock held by Mr. Wolin, (ii) 6,745 shares of Common Stock issuable to Mr. Wolin under stock options that are exercisable or will become exercisable in the 60 days subsequent to April 15, 2026, with the weighted average exercise price of the 6,745 stock options being $5.44, (iii) 9,000 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Mr. Wolin, exercisable at an exercise price of $5.43 per share, and (iv) 18,262 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Mr. Wolin, exercisable at an exercise price of $2.70 per share. The warrants provide for limitations on conversion and exercise, respectively, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such conversion and exercise, respectively.

(6)

Represents (i) 151 shares of Common Stock held by Ms. Lizak, (ii) 6,630 shares of Common Stock issuable to Ms. Lizak under stock options that are exercisable or will become exercisable in the 60 days subsequent to April 15, 2026, with the weighted average exercise price of the 6,630 stock options being $4.97, and (iii) 5,400 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Ms. Lizak, exercisable at an exercise price of $5.43 per share. The warrant provides for limitations on conversion and exercise, respectively, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such conversion and exercise, respectively.

(7)

Represents (i) 51 shares of Common Stock held by Mr. Bochnowski, (ii) 4,109 shares of Common Stock issuable to Mr. Bochnowski under stock options that are exercisable or will become exercisable in the 60 days subsequent to April 15, 2026, with the weighted average exercise price of the 4,109 stock options being $8.40, (iii) 27,002 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Bochnowski Family Trust (“Bochnowski Family Trust”), where Mr. Bochnowski is a co-trustee and beneficiary of such trust and shares voting and investment control over such shares with his spouse, exercisable at an exercise price of $5.43 per share, and (iv) 54,786 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Bochnowski Family Trust, exercisable at an exercise price of $2.70 per share. The warrants provide for limitations on conversion and exercise, respectively, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such conversion and exercise, respectively.
(8)

Represents (i) 45 shares of Common Stock held by Mr. Siegel, (ii) 4,748 shares of Common Stock issuable to Mr. Siegel under stock options that are exercisable or will become exercisable in the 60 days subsequent to April 15, 2026, with the weighted average exercise price of the 4,748 stock options being $8.32, (iii) 9,000 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by JBS Healthcare Ventures LLC (“JBS”) where Mr. Siegel is the sole member, exercisable at an exercise price of $5.43 per share, and (iv) 18,262 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by JBS, exercisable at an exercise price of $2.70 per share. The warrants provide for limitations on conversion and exercise, respectively, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such conversion and exercise, respectively.

(9)

Represents (i) 45 shares of Common Stock held by Mr. Micek, (ii) 4,748 shares of Common Stock issuable to Mr. Micek under stock options that are exercisable or will become exercisable in the 60 days subsequent to April 15, 2026, with the weighted average exercise price of the 4,748 stock options being $8.32, (iii) 9,000 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Mr. Micek, exercisable at an exercise price of $5.43 per share, and (iv) 18,262 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Mr. Micek, exercisable at an exercise price of $2.70 per share. The warrants provide for limitations on conversion and exercise, respectively, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such conversion and exercise, respectively.

(10)

Represents (i) 46 shares of Common Stock held by Dr. Jayasuriya, and (ii) 3,775 shares of Common Stock issuable to Dr. Jayasuriya under stock options that are exercisable or will become exercisable in the 60 days subsequent to April 15, 2026, with the weighted average exercise price of the 3,775 stock options being $8.30.

(11)	See footnotes (2 - 10).

PROPOSAL 1 - ELECTION OF DIRECTOR

Nominee

Our board of directors currently consists of five (5) members, James J. Bochnowski, Lisa A. Conte, John Micek III, Jonathan B. Siegel, and Anula Jayasuriya, who are divided into three classes with staggered three-year terms. The Board has nominated John Micek III, whose term as the Class II director will expire at the Annual Meeting, for re-election as a Class II director. If elected as a Class II director at the Annual Meeting, John Micek III will serve and hold office for a three-year term expiring at the 2029 Annual Meeting of Stockholders and until his successor has been duly elected and qualified.

The nominee has consented to continue his service as a director if elected. If the nominee should be unavailable to serve for any reason (which is not anticipated), the board of directors may designate a substitute nominee (in which event the person named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee), allow the vacancy to remain open until a suitable candidate is located, or by resolution provide for a lesser number of directors or fill the position. The nominee for director is, at present, a director of Jaguar and has been nominated by our Nominating and Corporate Governance Committee and ratified by our full Board.

Vote Required

The vote required to approve Proposal 1 is the plurality of the votes cast by the holders of shares of Common Stock represented and entitled to vote at the Annual Meeting, provided a quorum is present. As a result, in accordance with Delaware law, votes that are withheld will be counted in determining whether a quorum is present but will have no other effect on the vote for Proposal I. Stockholders have no right to cumulative voting as to any matter, including the election of the Class II director.

The board of directors unanimously recommends that the stockholders vote “FOR” Proposal 1 to elect John Micek III as a Class II director.

Information Regarding the Board of Directors and Director Nominee

The following table lists our directors and proposed director nominee, their respective ages and their positions as of April 15, 2026:

Name	Age	Position
James J. Bochnowski(1)(2)(3)	82	Chairman of the Board (Class I)
Lisa A. Conte	67	Chief Executive Officer, President and Director (Class I)
John Micek III(1)(3)	73	Director (Class II)
Jonathan B. Siegel(1)(2)	52	Director (Class I)
Anula Jayasuriya	69	Director (Class III)

(1)	Member of the audit committee.
(2)	Member of the compensation committee.
(3)	Member of the nominating committee.

Lisa A. Conte has served as our President, Chief Executive Officer and a member of our board of directors since she founded the Company in June 2013. Ms. Conte also serves as the Chief Executive Officer and a member of the board of Napo since she founded Napo in November 2001 and is the Chairman of the board of our majority owned subsidiary Napo Therapeutics, S.p.A. (f/k/a Napo EU S.p.A.) (“Napo Therapeutics”) since its inception in March 2021. In 1989, Ms. Conte founded Shaman Pharmaceuticals, Inc., a natural product pharmaceutical company. Ms. Conte is also currently a member of the board of directors of Healing Forest Conservatory, a California not-for-profit public benefit corporation, and serves on the Editorial Advisory Board of Life Science Leader magazine and on the Leadership Council of Pure Earth. Ms. Conte holds an M.S. in Physiology and Pharmacology from the University of California, San Diego, and an M.B.A. and A.B. in Biochemistry from Dartmouth College.

We believe Ms. Conte is qualified to serve on our board of directors due to her extensive knowledge of our Company and experience with our product and product candidates, as well as her experience managing and raising capital for public and private companies.

James J. Bochnowski has served as a member of our board of directors since February 2014 and as Chairperson of our board since June 2014. He also serves as a member of the board of directors of our wholly-owned subsidiary, Napo Pharmaceuticals, Inc. (“Napo”), since February 2014. Since 1988, Mr. Bochnowski has served as the founder and Managing Member of Delphi Ventures, a venture capital firm. In 1980, Mr. Bochnowski co-founded Technology Venture Investors. Mr. Bochnowski holds an M.B.A. with distinction from Harvard University Graduate School of Business and a B.S. in Aeronautics and Astronautics from Massachusetts Institute of Technology.

We believe Mr. Bochnowski is qualified to serve on our board of directors due to his significant experience with venture capital-backed healthcare companies and experience as both an executive officer and member of the board of directors of numerous companies.

Jonathan B. Siegel has served as a member of our board of directors since March 2018 and the board of directors of Napo since March 2018 and a member of the board of directors of Napo Therapeutics since March 2021. Mr. Siegel has served as the Chief Executive Officer of JBS Healthcare Ventures, which pursues investments in public and private healthcare entities, since he founded the company in 2017. In June 2021, he also assumed the role of CEO and Chairman of the board of OPY Acquisition Corp. I, a public Nasdaq-listed company until December 2023. Mr. Siegel is also a Co-Founder and Advisor to Incregen Therapeutics since 2023 and a Strategic Advisor to Ciba Health since December 2024. He has served as a board of director of Hound Diagnostics since 2025. He was the Senior Capital Markets Strategic Advisor to astr partners from December 2024 to December 2025. From 2011 until 2017, he was a partner and healthcare sector head at Kingdon Capital Management. Prior to joining Kingdon, Mr. Siegel was a healthcare portfolio manager at SAC Capital Advisors from 2005 until 2011; an associate director of pharmaceutical and specialty pharmaceutical research at Bear, Stearns & Co.; a pharmaceuticals research associate at Dresdner Kleinwort Wasserstein; and a consultant in the Life Sciences Division of Computer Sciences Corporation. Mr. Siegel worked as a research associate at the Novartis Center for Immunobiology at Harvard Medical School and as a research assistant at Tufts University School of Medicine. He has served on the board of advisors of Vitalis LLC, a private pharmaceutical company, since 2019. Previously he served on the board of directors of Sol-Gel Technologies Ltd, a Nasdaq-listed company from 2018 to 2024, and the board of directors of Lumara Health. Mr. Siegel received a BS in Psychology from Tufts University in 1995 and an MBA from Columbia Business School in 1999.

We believe Mr. Siegel is qualified to serve on our board of directors due to his extensive experience in the pharmaceutical investment sector.

John Micek III has served as a member of our board of directors and the board of directors of Napo since April 2016 and a member of the board of directors of Napo Therapeutics since March 2021. From 2000 to 2010, Mr. Micek was managing director of Silicon Prairie Partners, LP, a Palo Alto, California based family-owned venture fund. Since 2010, Mr. Micek serves on the board of directors of Armanino Foods of Distinction. He was also a board member and the Chief Executive Officer and Chief Financial Officer of Enova Systems. From March 2014 to August 2015, he served as interim Chief Financial Officer for Smith Electric Vehicles, Inc. Mr. Micek is a cum laude graduate of Santa Clara University and the University of San Francisco School of Law where he was an Articles Editor of the Law Review. His CA law license where he specialized in financial services is currently inactive. Mr. Micek has served as an adjunct professor at the University of San Francisco, teaching Corporate Governance and Ethics at the graduate school of Economics course at the University of San Francisco.

We believe Mr. Micek is qualified to serve on our board of directors due to his many years of executive experience in management and on boards of director of other companies.

Anula Jayasuriya has served as a member of our board of directors since July 2022. In 2023, Dr. Jayasuriya co-founded Kidron Capital, a venture capital fund focused on funding innovations in Women’s Health. Previously in 2013, Dr. Jayasuriya founded EXXclaim Capital, also focusing on Women’s Health. Since May 2021, she has served on the board of directors of Lineage Cell Therapeutics, Inc. (NYSE: LCTX). In 2006, she co-founded the Evolvence India Life Science Fund, managing the fund until July of 2017. From 2001 to 2002, Dr. Jayasuriya was a partner with Skyline Ventures in Palo Alto, and prior to that with the German/US venture capital firm TVM, in San Francisco. Her prior positions include VP, Business Development at Genomics Collaborative, Inc., from 1999 to 2000, VP, Global Drug Development at Hoffman-La Roche from 1994 to 1998 and Director, Outcomes Research at Syntex Laboratories. Dr. Jayasuriya received a B.A. from Harvard University summa cum laude, a M. Phil. in pharmacology from the University of Cambridge, an M.D. and Ph.D. (in Microbiology and Molecular Genetics) from Harvard Medical School and an M.B.A. with distinction from Harvard Business School.

We believe Dr. Jayasuriya is qualified to serve on our board of directors due to her extensive experience in healthcare investment and management.

There are no family relationships among any of our executive officers or among any of our executive officers and our directors. There is no arrangement or understanding between any director and any other person pursuant to which the director was selected.

See “Corporate Governance” and “Compensation of Directors and Executive Officers” below for additional information regarding our board of directors.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed RBSM LLP (“RBSM”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and the board of directors is asking stockholders to ratify that selection. Representatives of RBSM are expected to attend the Annual Meeting in order to respond to questions from stockholders and will have the opportunity to make a statement. RBSM has served as our independent registered public accounting firm since November 22, 2021.

Independent Registered Public Accounting Firm Services and Fees

Current Principal Accountant Fees and Services

RBSM served as our independent registered public accounting firm for the fiscal years ended December 31, 2024 and 2025 and has served as our independent registered public accounting firm since November 22, 2021. The following table represents the aggregate fees billed to us by RBSM in 2024 and 2025 for audit and other services rendered.

	Years ended December 31, 2025	Years ended December 31, 2024
Audit Fees	$376,000	$465,500
Audit Related Fees	114,175	93,000
Tax Fees	—	—
All Other Fees	—	—

Total	$490,175	$558,500

Policy on Audit Committee Preapproval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

As specified in the Audit Committee charter, the Audit Committee pre-approves all audit and non-audit services provided by the independent registered public accounting firm prior to the receipt of such services.

Thus, the Audit Committee approved 100% of the services set forth in the above table prior to the receipt of such services and no services were provided under the permitted de minimis threshold provisions.

The Audit Committee determined that the provision of such services was compatible with the maintenance of the independence of RBSM.

Vote Required

The vote required to approve Proposal 2 is the affirmative vote of the holders of a majority in voting power of the votes cast at the Annual Meeting by the holders entitled to vote thereon, provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 2.

The board of directors unanimously recommends that the stockholders vote “FOR” Proposal 2 to ratify the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

PROPOSAL 3 - APPROVAL, PURSUANT TO NASDAQ LISTING RULE 5635(d), OF THE ISSUANCE OF MORE THAN 19.99% OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK PURSUANT TO A PURCHASE AGREEMENT TO BE ENTERED INTO BETWEEN THE COMPANY AND C/M CAPITAL WITHIN 90 DAYS FOLLOWING THE DATE OF THIS ANNUAL MEETING

Within 90 days after the date of this Annual Meeting, we intend to enter into a securities purchase agreement (the “ELOC Agreement”, the material terms of which are provided below) with C/M Capital Master Fund, LP (and its affiliates), an accredited investor (“C/M Capital”) as well as a registration rights agreement, pursuant to which C/M Capital will purchase from us up to an aggregate of $40 million worth of our shares of Common Stock.

At the Annual Meeting, stockholders will be asked to approve, for purposes of Nasdaq Listing Rule 5635(d) (“Rule 5635(d)”), the issuance and sale of shares of Common Stock, if we so choose, to C/M Capital in excess of 19.99% of our outstanding shares of Common Stock as of the date we enter into the ELOC Agreement, as more fully described below.

Equity Line of Credit Transaction

Under the terms and subject to the conditions of the ELOC Agreement, the Company will agree to sell, and C/M Capital will agree to purchase, up to $40 million (the “Offering Amount”) of the Company’s Common Stock (the “Purchase Shares”), subject to a sale limit of 19.99% of the outstanding shares of the Company’s Common Stock in accordance with Rule 5635(d). The Company would issue the Purchase Shares in reliance upon an exemption from registration contained in Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder. The transactions contemplated by the ELOC Agreement will be subject to the Company registering C/M Capital’s resale of the Purchase Shares on a registration statement to be filed with the Securities and Exchange Commission (the “SEC”). Concurrent with the execution of the ELOC Agreement, the Company will enter into a registration rights agreement (the “ELOC Registration Rights Agreement”) with C/M Capital. Pursuant to the ELOC Registration Rights Agreement, the Company will agree to file a registration statement on Form S-1 or S-3 with the SEC covering the resale of the shares of Common Stock sold under the ELOC Agreement and the Commitment Shares (as defined hereunder) on or before the 30th calendar day following the date of the ELOC Registration Rights Agreement and to use its commercially reasonable efforts to cause such registration statement to be declared effective by the SEC at the earliest practicable date, subject to limited exceptions described therein. The registration rights granted under the ELOC Registration Rights Agreement will be subject to certain conditions and limitations and are subject to customary indemnification and contribution provisions.

In connection with entering into the ELOC Agreement, the Company will agree to issue to C/M Capital shares of Common Stock (or equivalents) with an aggregated value equal to 2% of the Offering Amount as commitment shares (the “Commitment Shares”). The Company will not have a right to commence any sales of shares of Common Stock to C/M Capital under the ELOC Agreement until the time when all of the conditions to the Company’s right to commence sales of Purchase Shares to C/M Capital set forth in the ELOC Agreement have been satisfied, including that a registration statement covering the resale of the Purchase Shares is declared effective by the SEC and the final form of prospectus contained therein is filed with the SEC (the “Commencement Date”). At any time from and after the Commencement Date, on any business day on which the previous business day’s closing sale price of our Common Stock was equal to or greater than a floor price that is to be determined in the definitive agreement (which floor price is subject to adjustment for any stock split, reverse stock split, stock dividend, reclassification or similar event effected with respect to the Common Stock) (the “Purchase Date”), the Company may direct C/M Capital to purchase (a “Primary Put Request”) a specified number of shares of Common Stock (the “Primary Put Shares”) not to exceed on any single business day $1,500,000, at a purchase price equal to the lesser of (i) the lowest sale price of the Common Stock on the applicable Purchase Date or (ii) the average of the three lowest closing sale prices of the Common Stock during the 10 business days prior to the applicable Purchase Date; provided, however, that the Primary Put Request may not be allowed if the volume weighted average price of the Common Stock (the “VWAP”) on the trading day prior to the day the Primary Put Shares are received by C/M Capital (the “Delivery Date”) is the lowest during the 10 consecutive trading days prior to the Delivery Date.

In addition, on the same day as a Delivery Date or any other day, the Company may also direct C/M Capital to purchase (a “Secondary Put Request” and, together with any Primary Put Requests, collectively the “Put Requests”; the date on which the Company makes such request, the “Secondary Put Request Date”) additional number of shares of Common Stock in an amount equal to the lesser of (i) $4,500,000 and (ii) 10% of the daily volume of the Common Stock on the Secondary Put Request Date, at a purchase price equal to the lesser of 95% of (i) the lowest trading price of the Common Stock in the five consecutive trading days prior to the Secondary Put Request, (ii) the VWAP of the Common Stock on the applicable Delivery Date, and (iii) the closing price of the Common Stock on the applicable Delivery Date. The Company may make multiple Secondary Put Requests on the same day or the two subsequent trading days from the original Delivery Date so long as shares of Common Stock issued pursuant to all prior Put Requests have been delivered to C/M Capital.

In no event shall the Company issue or sell any shares of Common Stock pursuant to the ELOC Agreement to the extent that after giving effect thereto, the aggregate number of shares of Common Stock that would be issued pursuant to the ELOC Agreement (including the Commitment Shares) would exceed 19.99% of the shares of Common Stock issued and outstanding immediately preceding the execution of the ELOC Agreement (the “Issuance Cap”), subject to adjustment as set forth in the ELOC Agreement, unless and until the Company obtains the approval of the issuance of such shares by its stockholder in accordance with the Rule 5635(d).

In addition, C/M Capital will not be obligated to buy any shares of Common Stock pursuant to the ELOC Agreement if such shares of Common Stock, when aggregated with all other Common Stock then beneficially owned by C/M Capital and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act, and Rule 13d-3 promulgated thereunder), would result in C/M Capital beneficially owning our Common Stock in excess of 4.99% of the then-outstanding shares of Common Stock (the “Beneficial Ownership Limitation”), provided, however, C/M Capital may increase the beneficial ownership limitation up to 9.99% at its sole discretion upon 61 days’ prior written notice to the Company.

The net proceeds under the ELOC Agreement to the Company will depend on the frequency and prices at which the Company sells shares of Common Stock to C/M Capital. The Company expects that any proceeds received by the Company from such sales will be used for working capital and other general corporate purposes.

The Company will have the right to terminate the ELOC Agreement at any time, upon one business day’s notice, provided that the Company delivers to C/M Capital the full amount of Commitment Shares prior to the termination of the ELOC Agreement. During any “suspension event” under the ELOC Agreement, the Company may not initiate any regular or other purchase of shares by C/M Capital, until such event of default is cured. In addition, in the event of bankruptcy proceedings by or against the Company, the ELOC Agreement will automatically terminate in accordance with its terms.

Stockholder Approval Requirements

Nasdaq Listing Rule 5635(d)

As noted above, the ELOC Agreement restricts the amount of the Purchase Shares that may be issued and sold to C/M Capital to the Issuance Cap. We can remove the Issuance Cap by obtaining stockholder approval in compliance with the applicable Listing Rules of The Nasdaq Stock Market. The Common Stock is listed on The Nasdaq Capital Market and, as such, we are subject to the Nasdaq Listing Rules.

Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required prior to a 20% Issuance at a price that is less than the Minimum Price. For purposes of Nasdaq Listing Rule 5635(d), (A) “20% Issuance” means a transaction, other than a public offering, involving: (i) the sale, issuance or potential issuance by us of Common

Stock (or securities convertible into or exercisable for Common Stock), which alone or together with sales by our officers, directors or substantial stockholders equals 20% or more of Common Stock (which for purposes of this calculation, includes issued and outstanding shares of our voting Common Stock and non-voting common stock) or 20% or more of the voting power outstanding before the issuance and (B) “Minimum Price” means a price that is the lower of: (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average closing price of Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Stockholder approval of this proposal will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(d).

On April 15, 2026, there were 14,044,277 shares of our Common Stock issued and outstanding. Accordingly, our issuance of more than 2,808,855 shares under the ELOC Agreement, assuming the ELOC Agreement were entered into of April 15, 2026, would require the approval of our stockholders under Nasdaq Listing Rule 5635(d). The sale of the entire Offering Amount worth of our shares of Common Stock and the Commitment Shares could result in the issuance of shares of Common Stock to C/M Capital that represents more than 19.99% of our Common Stock or 19.99% of the voting power outstanding prior to the execution of the ELOC Agreement.

For illustration purposes only, the below table sets forth the amount of dilution, assuming registration of all shares required for resale, if we sold to C/M Capital shares of Common Stock at various purchase prices so that we received the maximum aggregate gross proceeds of $40,000,000:

Assumed Purchase Price Per Share	Number of Shares to be Issued if Full Purchase	Percentage of Outstanding Shares After Giving Effect to the Issuance to C/ M Capital(1)	Gross Proceeds from the Sale of Shares to C/M Capital under the ELOC(2)
$0.35(2)	105,263,157	88.23%	$40,000,000
$0.50	80,000,000	85.07%	$40,000,000
$1.00	40,000,000	74.01%	$40,000,000
$1.50	26,666,667	65.50%	$40,000,000
$2.00	20,000,000	58.75%	$40,000,000
$2.50	16,000,000	53.25%	$40,000,000
$3.00	13,333,333	48.70%	$40,000,000

(1)

The denominator is based on 14,044,277 shares outstanding as of April 15, 2026 adjusted to include the issuance of the number of shares set forth in the adjacent column that we would have sold to C/M Capital in future sales, assuming the purchase price in the first column for all shares issued. The numerator is based on the number of shares issuable pursuant to future sales under the ELOC Agreement at the corresponding assumed purchase price set forth in the first column.

(2)	Excludes the Commitment Shares issuable to C/M Capital for which no proceeds would be received by us.
(3)

Equal to the purchase price for a Primary Put Request as of April 15, 2026, pursuant to the terms of the ELOC Agreement, assuming that (i) the Company had the right to commence sales of shares of Common Stock to C/M Capital under the ELOC Agreement as of such date, and (ii) the Primary Put Request applied to the entire Offering Amount without any limitation.

We are therefore seeking stockholder approval for the issuance of more than 19.99% of our Common Stock outstanding prior to the execution of the ELOC Agreement to C/M Capital, pursuant to the ELOC Agreement.

Reasons for Transaction and Effect on Current Stockholders

The Board of Directors has determined that the ELOC Agreement with C/M Capital is in the best interests of the Company and its stockholders because the right to sell shares to C/M Capital provides the Company with a reliable source of capital and the ability to access that capital when and as needed.

The ELOC Agreement will not affect the rights of the holders of outstanding Common Stock, but the sale of shares to C/M Capital pursuant to the terms of the ELOC Agreement will have a dilutive effect on the existing common stockholders, including the voting power and economic rights of the existing common stockholders. If we were to sell to C/M Capital all $40 million worth of shares we are seeking stockholder approval to issue under the ELOC Agreement, C/M Capital would have purchased approximately 88.23% of the outstanding shares of the Company after such issuances, assuming that the Company had the right to commence sales of shares of Common Stock to C/M Capital under the ELOC Agreement as of April 15, 2026.

Notwithstanding the foregoing, the ELOC Agreement will provide that the Company shall not issue, and C/M Capital shall not purchase, any shares of our Common Stock under the ELOC Agreement if such shares proposed to be issued and sold, when aggregated with all other shares of our Common Stock then owned beneficially (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended) by C/M Capital and its affiliates, would result in the beneficial ownership by C/M Capital and its affiliates of more than 4.99% of our then issued and outstanding shares of Common Stock. This beneficial ownership limitation limits the number of shares C/M Capital may beneficially own at any one time to 4.99% of our outstanding Common Stock. Consequently, the number of shares C/M Capital may beneficially own in compliance with the beneficial ownership limitation may increase over time as the number of outstanding shares of our Common Stock increases over time. C/M Capital may sell some or all of the shares it purchases under the ELOC Agreement, permitting it to purchase additional shares in compliance with the beneficial ownership limitation. Pursuant to the terms of the ELOC Agreement, C/M Capital may increase the beneficial ownership limitation up to 9.99% at its sole discretion upon 61 days’ prior written notice to the Company. The beneficial ownership limitation reflects the requirements of Nasdaq Listing Rule 5635(b), which requires stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the Company. Generally, Nasdaq considers a change of control to have occurred when, as a result of an issuance, an investor would own, or have the right to acquire, 20% or more of our outstanding shares of common stock and such ownership is the largest ownership position. We are not seeking stockholder approval to lift such 9.99% beneficial ownership limitation. However, even with the beneficial ownership limitation, C/M Capital may be in a position to exert influence over the Company and there is no guarantee that the interests of C/M Capital will align with the interests of other stockholders.

Timing of New Purchase Agreement

We anticipate that we will enter into the ELOC Agreement within 90 days of the date of this Annual Meeting. We are seeking stockholder approval of this Proposal 3 at the Annual Meeting to avoid the expense and delay required for a special meeting of stockholders, which we anticipate would be necessary if the Company were to wait until we enter into the ELOC Agreement with C/M Capital. If we do not enter into the ELOC Agreement within 90 days of the date of this Annual Meeting, we will seek additional stockholder approval before issuing shares of Common Stock under the ELOC Agreement in excess of the Issuance Cap.

Effect of Approval

If this Proposal 3 is approved by our stockholders, we will be able to issue shares in a greater number than permitted by the Issuance Cap to C/M Capital under the ELOC Agreement, provided we enter into the ELOC Agreement within 90 days of the date of the Annual Meeting.

In addition, the additional shares that we could issue to C/M Capital will result in greater dilution to existing common stockholders and may result in a decline in our stock price or greater price volatility.

Each share of Common Stock that would be issuable to C/M Capital would have the same rights and privileges as each share of our currently authorized Common Stock.

Nevertheless, even if this Proposal 3 is approved at the Annual Meeting, our board of directors reserves the right to elect to not proceed with the negotiation and/or entry into the ELOC Agreement with C/M Capital, or to negotiate and enter into a equity line of credit agreement with C/M Capital with material differences in its terms from those described above (the “Alternative ELOC Agreement”), if circumstances change and it determines, in its sole discretion at any time prior to the expiry of the 90-day period after the Annual Meeting, that the ELOC Agreement is no longer in the best interests of our stockholders. In the event of an Alternative ELOC Agreement, we will seek another stockholder approval for the issuance of more than 19.99% of our Common Stock outstanding prior to the execution of the Alternative ELOC Agreement if that may occur pursuant to the terms of the Alternative ELOC Agreement.

Effect of Failure to Obtain Stockholder Approval

If the stockholders do not approve this Proposal 3, we will be unable to issue shares of Common Stock to C/M Capital pursuant to the ELOC Agreement in excess of the Issuance Cap. The Company anticipates it would need to seek alternative sources of financing, which financing may not be available on advantageous terms, or at all, and which may result in the incurrence of additional transaction expenses and may include alternative transactions with C/M Capital.

Risks related to the Proposed Equity Line of Credit Agreement

C/M Capital will pay less than the then-prevailing market price for our Common Stock.

Pursuant to the ELOC Agreement, the Company will have the right to issue and to sell to C/M Capital from time to time, as provided in the ELOC Agreement, up to $40 million of Company’s Common Stock, subject to the conditions set forth therein. The purchase price for the Common Stock purchased by C/M Capital under the ELOC Agreement will be, (i) in the event of a Primary Put Request, equal to the lesser of (i) the lowest sale price of the Common Stock on the applicable Purchase Date or (ii) the average of the three lowest closing sale prices of the Common Stock during the 10 business days prior to the applicable Purchase Date, and (ii) in the event of a Secondary Put Request, equal to the lesser of 95% of (i) the lowest trading price of the Common Stock in the five consecutive trading days prior to the Secondary Put Request, (ii) the VWAP of the Common Stock on the applicable Delivery Date, and (iii) the closing price of the Common Stock on the applicable Delivery Date, in each case subject to the conditions set forth therein. Under the ELOC Agreement, C/M Capital will have a financial incentive to sell our shares of Common Stock immediately upon receiving the shares so as to realize the profit equal to the difference between the discounted price and the market price. If C/M Capital sells our share of Common Stock that it owns, the market price of our Common Stock could decrease. If our stock price decreases, C/M Capital may have a further incentive to sell our Common Stock, which may further impact on our stock price.

It is not possible to predict the actual number of shares of Common Stock, if any, we will sell under the ELOC Agreement to C/M Capital or the gross proceeds we will receive from such sales.

We will generally have the right to control the timing and amount of any sales of our Common Stock to C/M Capital under the ELOC Agreement. Sales of our Common Stock, if any, to C/M Capital under the ELOC Agreement will depend upon market conditions and other factors to be determined by us. Because the purchase price per share of our Common Stock to be paid by C/M Capital will fluctuate based on the market prices of the our Common Stock during a period (as specified in the ELOC Agreement) prior to the time we elect to sell our Common Stock, if any, to C/M Capital pursuant to the ELOC Agreement, it is not possible for us to predict prior to any such sales the number of shares of our Common Stock that we will sell to under the ELOC Agreement, the purchase price per share that C/M Capital will pay for our Common Stock purchased from us under the ELOC Agreement, or the aggregate gross proceeds that we will receive from those purchases by C/M Capital under the ELOC Agreement. The number of shares of our Common Stock ultimately offered for resale by C/M Capital will be dependent upon the number of shares of our Common Stock, if any, we ultimately elect to sell to C/M Capital under the ELOC Agreement. C/M Capital may resell all, some or none of such shares at any time or from time to time in its sole discretion and at different prices. Any issuance and sale by us under the ELOC Agreement and the resale by C/M Capital of a substantial amount of our Common Stock will cause dilution to our stockholders, which dilution may be substantial.

The sale and issuance of our Common Stock to C/M Capital will cause dilution to our existing securityholders, and the resale of our Common Stock acquired by C/M Capital, or the perception that such resales may occur, could cause the price of our Common Stock to decrease.

The purchase price per share to be paid by C/M Capital for our Common Stock that we elect to sell to C/M Capital under the ELOC Agreement, if any, will fluctuate based on the market prices of our Common Stock during a period (as specified in the ELOC Agreement) prior to the time we elect to sell our Common Stock to C/M Capital pursuant to the ELOC Agreement. Depending on market liquidity at the time, resales of shares of our Common Stock by C/M Capital may cause the trading price of our Common Stock to decrease, and any such decrease could be substantial. Issuances of Common Stock by us to C/M Capital under the ELOC Agreement will result in dilution to the interests of existing holders of our Common Stock, which dilution may be substantial. Additionally, the sale of a substantial number of shares of our Common Stock to C/M Capital, or the anticipation of such sales, could make it more difficult for us to sell equity or equity-related securities in the future at a time and at a price that we might otherwise wish to effect sales.

We may not have access to the full amount available under the ELOC Agreement.

There will be certain conditions to our ability to sell shares under the ELOC Agreement, including registering the resale of the shares of Common Stock issuable pursuant to such agreement. If we are unable to satisfy the conditions precedent to our ability to sell the shares of Common Stock under the ELOC Agreement, we may not be able to receive any or all of the proceeds from such agreement.

Required Vote of Stockholders

To approve, pursuant to Nasdaq Listing Rule 5635(d), the issuance of more than 19.99% of the Company’s issued and outstanding shares of Common Stock to C/M Capital pursuant to the ELOC Agreement to be entered into between the Company and C/M Capital within 90 days after the Annual Meeting (this Proposal 3), the affirmative vote of the holders of a majority in voting power of the votes cast at the Annual Meeting by the holders entitled to vote thereon, is required. Although failure to submit a proxy or vote in person at the Annual Meeting, or a failure to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares will not affect the outcome of the vote on this proposal, the failure to submit a proxy or vote in person at the Annual Meeting will make it more difficult to meet the requirement under the Bylaws that the holders of 1/3 in voting power of our capital stock issued and outstanding and entitled to vote at the Annual Meeting be present in person or represented by proxy to constitute a quorum at the Annual Meeting.

The board of directors unanimously recommends that the stockholders vote “FOR” Proposal 3 to pursuant to Nasdaq Listing Rule 5635(d), issue more than 19.99% of the Company’s issued and outstanding shares of Common Stock to C/M Capital pursuant to the ELOC Agreement to be entered into between the Company and C/M Capital within 90 days after the Annual Meeting.

PROPOSAL 4 - APPROVAL, PURSUANT TO NASDAQ LISTING RULE 5635(d), OF THE ISSUANCE OF MORE THAN 19.99% OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK PURSUANT TO A PREFERRED STOCK PURCHASE AGREEMENT TO BE ENTERED INTO BETWEEN THE COMPANY AND C/M CAPITAL WITHIN 90 DAYS FOLLOWING THE DATE OF THE ANNUAL MEETING, WHICH INCLUDES SHARES OF COMMON STOCK ISSUABLE UPON REDEMPTION OF SERIES P PREFERRED STOCK TO BE ISSUED AND SOLD PURSUANT TO SUCH PREFERRED STOCK PURCHASE AGREEMENT

Within 90 days after the date of this Annual Meeting, we intend to enter into a securities purchase agreement (the “Preferred Stock Purchase Agreement”, the material terms of which are provided below) with C/M Capital, as well as a registration rights agreement (the “Preferred Stock Registration Rights Agreement”), in a private placement, pursuant to which C/M Capital will purchase from us up to an aggregate of $2.4 million worth of a new series of preferred stock of the Company, par value $0.0001 per share, to be designated as Series P Non-Convertible Preferred Stock (the “Series P Preferred Stock”) and up to $72,000 worth of shares of Common Stock (or pre-funded warrants to purchase shares of Common Stock) (the “Commencement Shares”).

At the Annual Meeting, stockholders will be asked to approve, for purposes of Rule 5635(d), the issuance to C/M Capital pursuant to the Preferred Stock Purchase Agreement of (i) the Commencement Shares and (ii) the shares of Common Stock issuable upon redemption of the shares of Series P Preferred Stock in excess of 19.99% of our outstanding shares of Common Stock as of the date we enter into the Preferred Stock Purchase Agreement, as more fully described below.

Preferred Stock Private Placement

Under the terms and subject to the conditions of the Preferred Stock Purchase Agreement, the Company will agree to sell, and C/M Capital will agree to purchase (i) the Commencement Shares and (ii) the $2.4 million worth of shares of the Series P Preferred Stock (the “Preferred Shares”) at an aggregate purchase price equal to $2 million (the “PIPE Amount”), in a private placement.

Terms of the Series P Preferred Stock

The rights, preferences and limitations relating to the Series P Preferred Stock will be governed by a certificate of designation to be filed by the Company with the Secretary of State of the State of Delaware (the “Certificate of Designation”). The material terms of the Certificate of Designation will include, among other things:

Stated Value

The stated value of each share of Series P Preferred Stock (the “Stated Value”) shall be equal to the quotient obtained by dividing $2,400,000 by the total number of shares of Series P Preferred Stock to be issued pursuant to the Preferred Stock Purchase Agreement.

Dividend

The Series P Preferred Stock shall accrue a rate of return on the aggregate Stated Value of the then outstanding shares of Series P Preferred Stock at the rate of 8% per year (the “Dividend”). The Dividend shall accrue on each share of Series P Preferred Stock from the date of its issuance, and shall be payable in cash or in kind at the election of the Company; provided that if the Dividend is paid in shares of Common Stock, then the number of shares of Common Stock will equal the quotient obtained by dividing (i) the Dividend by (ii) the greater of (x) the Minimum Price of our Common Stock on the date of payment and (y) 20% of the Minimum Price of our Common Stock as of the date we enter into the Preferred Stock Purchase Agreement, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock.

Voting Rights

Except as otherwise provided in the Certificate of Designation or as otherwise required by law, the Series P Preferred Stock shall have no voting rights.

Liquidation Rights

In the event of any liquidation, dissolution or winding up of the Company, each share of Series P Preferred Stock shall be entitled to be paid, out of the assets of the Company available for distribution to its stockholders, before any distribution or payment out of the assets of the Company may be made to or set aside for the holders of Common Stock and any other series of the Company’s preferred stock hereafter created specifically ranking by its terms junior to the Series P Preferred Stock, and subject to (i) any existing or future secured or unsecured indebtedness and other liabilities (including trade payables) of the Company and (ii) the rights of the holders of any class or series of securities expressly ranking on parity with Series P Preferred Stock (with approval by holders of majority of the then outstanding shares of Series P Preferred Stock of such ranking) upon any such liquidation, dissolution or winding up event, an amount per share of Series P Preferred Stock equal to the Stated Value at such time plus any accrued but unpaid Dividend (as applicable, the “Liquidation Amount”).

Conversion Rights

The Series P Preferred Stock shall not be convertible into Common Stock or any other security of the Company and does not otherwise have any conversion rights.

Redemption

•	Mandatory Redemption

Whenever the Company receives proceeds from C/M Capital pursuant to the ELOC Agreement, an amount equal to 10% of such proceeds shall be used to redeem outstanding shares of Series P Preferred Stock.

•	Optional Redemption

The Company, at its own discretion, may, at any time after the issuance of any shares of Series P Preferred Stock, redeem, in whole or in part, shares of Series P Preferred Stock at the time outstanding, at a redemption price equal to the Liquidation Amount per share, with the redemption price to be paid, at the Company’s sole discretion, in cash or in such number of shares of Common Stock (the “Redemption Shares”) equal to the quotient obtained by dividing (i) the Liquidation Amount by (ii) the Minimum Price as of the date of such redemption (the “Redemption Ratio”). Notwithstanding the foregoing, the Company will not have the right to redeem any shares of Series P Preferred Stock and issue any Redemption Shares to C/M Capital if: (a) the issuance of such Redemption Shares would cause C/M Capital to beneficially own in excess of the Maximum Percentage immediately after giving effect to the issuance of the Redemption Shares; or (b) the total cumulative number of the Redemption Shares to be issued to C/M Capital would exceed 19.99% of our outstanding shares of Common Stock as of the date we enter into the Preferred Stock Purchase Agreement (the “Redemption Cap”) unless (i) the approval by the stockholders of the Company for purposes of Rule 5635(d) is obtained to issue more than the Redemption Cap, or (ii) the Common Stock is not listed for quotation on Nasdaq or NYSE American. The Redemption Cap shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction.

Maximum Percentage

In no event may shares of Common Stock be issued to C/M Capital that would cause C/M Capital’s beneficial ownership to exceed the Maximum Percentage, which is 4.99% of the number of shares of Common Stock outstanding on a given date (including for such purpose the shares of Common Stock issuable upon such issuance).

Commencement Shares

In connection with the issuance and sale of the Series P Preferred Stock, the Preferred Stock Purchase Agreement will also provide that the Company will issue to C/M Capital $72,000 worth of shares of Common Stock (or pre-funded warrants to purchase shares of Common Stock) (the “Commencement Shares”), with the price of each Commencement Share equal to the greater of (x) 100% of the average of the VWAP (as defined hereunder) for the five consecutive trading days immediately prior to the filing of the registration statement pursuant to the Preferred Stock Registration Rights Agreement, and (y) 20% of the Minimum Price of our Common Stock as of the date we enter into the Preferred Stock Purchase Agreement, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock.

For purposes of the Preferred Stock Purchase Agreement, “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market (as defined hereunder), the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a trading day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB, OTCQX or OTCID is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB, OTCQX or OTCID as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB, OTCQX or OTCID and if prices for the Common Stock are then reported on the Pink Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the C/M Capital and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company. “Trading Market” means the principal securities exchange or securities market, including an over-the-counter market, on which the Common Stock is then traded in the United States.

Concurrent with the execution of the Preferred Stock Purchase Agreement, the Company will enter into the Preferred Stock Registration Rights Agreement with C/M Capital. Pursuant to the Preferred Stock Registration Rights Agreement, the Company will agree to file a registration statement on Form S-1 or S-3 with the SEC covering the resale of the Redemption Shares and the Commencement Shares on or before the 30th calendar day following the date of the Preferred Stock Registration Rights Agreement and to use its commercially reasonable efforts to cause such registration statement to be declared effective by the SEC at the earliest practicable date, subject to limited exceptions described therein. The registration rights granted under the Preferred Stock Registration Rights Agreement will be subject to certain conditions and limitations and are subject to customary indemnification and contribution provisions.

Stockholder Approval Requirements

Pursuant to Rule 5635(d), stockholder approval is required prior to a 20% Issuance at a price that is less than the Minimum Price. For purposes of Rule 5635(d), (A) “20% Issuance” means a transaction, other than a public offering, involving: (i) the sale, issuance or potential issuance by us of Common Stock (or securities convertible into or exercisable for Common Stock), which alone or together with sales by our officers, directors or substantial stockholders equals 20% or more of Common Stock (which for purposes of this calculation, includes issued and outstanding shares of our voting Common Stock and non-voting common stock) or 20% or more of the voting power outstanding before the issuance, and (B) “Minimum Price” means a price that is the lower of: (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average closing price of Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Stockholder approval of this proposal will constitute stockholder approval for purposes of Rule 5635(d).

On April 15, 2026, there were 14,044,277 shares of our Common Stock issued and outstanding. Therefore, the issuance of 6,176,016 Redemption Shares (assuming the Preferred Stock Purchase Agreement were entered into of April 15, 2026, and assuming full redemption of the Series P Preferred Stock in shares of our Common Stock with no Dividend accrued as of April 15, 2026) would have constituted approximately 30.54% of the shares of our Common Stock outstanding prior to such issuance. As such, pursuant to Rule 5635(d), we are obligated to seek and are therefore seeking stockholder approval for the issuance of shares of Common Stock to C/M Capital in excess of 19.99% of our outstanding shares of Common Stock as of the date we enter into the Preferred Stock Purchase Agreement.

Effect of Approval

If this Proposal 4 is approved by our stockholders, we will be able to issue the Commencement Shares and the shares of Common Stock in a greater number than permitted by the Redemption Cap to C/M Capital upon redemption of the Series P Preferred Stock, pursuant to the terms of the Preferred Stock Purchase Agreement and the Certificate of Designation, provided we enter into the Preferred Stock Purchase Agreement and issue the Series P Preferred Stock to C/M Capital within 90 days of the date of the Annual Meeting.

In addition, the additional shares that we could issue to C/M Capital will result in greater dilution to existing common stockholders and may result in a decline in our stock price or greater price volatility.

Each share of Common Stock that would be issuable to C/M Capital would have the same rights and privileges as each share of our currently authorized Common Stock.

Nevertheless, even if this Proposal 4 is approved at the Annual Meeting, our board of directors reserves the right to elect to not proceed with the negotiation and/or entry into the Preferred Stock Purchase Agreement with C/M Capital, or to negotiate and enter into a preferred stock purchase agreement and certificate of designation of a new series of preferred stock of the Company with C/M Capital with material differences in its terms from those described above (collectively the “Alternative Preferred Stock Purchase Agreement”), if circumstances change and it determines, in its sole discretion at any time prior to the expiry of the 90-day period after the Annual Meeting, that the Preferred Stock Purchase Agreement and/or the Certificate of Designation is no longer in the best interests of our stockholders. In the event of a Alternative Preferred Stock Purchase Agreement, we will seek another stockholder approval for the issuance of more than 19.99% of our Common Stock outstanding prior to the execution of the Alternative Preferred Stock Purchase Agreement if that may occur pursuant to the terms of the Alternative Preferred Stock Purchase Agreement.

Effect of Failure to Obtain Stockholder Approval

If the stockholders do not approve this Proposal 4, we will be unable to issue the Commencement Shares and the Redemption Shares to C/M Capital pursuant to the terms of the Certificate of Designation and the Preferred Stock Purchase Agreement in excess of the Redemption Cap. The Company anticipates it would need to seek alternative sources of financing, which financing may not be available on advantageous terms, or at all, and which may result in the incurrence of additional transaction expenses and may include alternative transactions with C/M Capital.

Dilution and Potential Adverse Impact of this Proposal

The redemption of all or part of the shares of Series P Preferred Stock for shares of Common Stock will have a dilutive effect on the existing common stockholders, including the voting power and economic rights of the existing common stockholders.

For illustration purposes only, the below table sets forth the amount of dilution, assuming full redemption of the Series P Preferred Stock in shares of our Common Stock, if we issue to C/M Capital the Redemption Shares at various redemption prices:

Assumed Purchase Price Per Share	Aggregate Liquidation Amoun(1)	Number of Redemption Shares to be Issued if Full Redemption(2)	Percentage of Outstanding Shares After Giving Effect to the Full Redemption(3)
$0.39(4)	$2,400,000.00	6,176,016	30.54%
$0.50	$2,400,000.00	4,800,000	25.47%
$1.00	$2,400,000.00	2,400,000	14.59%
$1.50	$2,400,000.00	1,600,000	10.23%

(1)	Assumes no Dividend accrued.
(2)	Excludes the Commencement Shares issuable to C/M Capital for which no proceeds would be received by us.
(3)

The denominator is based on 14,044,277 shares outstanding as of April 15, 2026 adjusted to include the issuance of the number of Redemption Shares set forth in the adjacent column that we would have issued to C/M Capital, assuming full redemption of all shares of Series P Preferred Stock issued.

(4)	Equal to the Minimum Price of our Common Stock, assuming that the redemption occurred on April 15, 2026.

We are therefore seeking stockholder approval for the issuance of more than 19.99% of our Common Stock outstanding prior to the execution of the Preferred Stock Purchase Agreement to C/M Capital, pursuant to the Preferred Stock Purchase Agreement and the Certificate of Designation.

Required Vote of Stockholders

To approve, pursuant to Nasdaq Listing Rule 5635(d), the issuance of more than 19.99% of the Company’s issued and outstanding shares of Common Stock to C/M Capital pursuant to the Preferred Stock Purchase Agreement to be entered into between the Company and C/M Capital within 90 days after the Annual Meeting, which includes shares of Common Stock that are issuable upon redemption of the shares of Series P Preferred Stock to be issued and sold pursuant to the Preferred Stock Purchase Agreement (this Proposal 4), the affirmative vote of the holders of a majority in voting power of the votes cast at the Annual Meeting by the holders entitled to vote thereon, is required. Although failure to submit a proxy or vote in person at the Annual Meeting, or a failure to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares will not affect the outcome of the vote on this proposal, the failure to submit a proxy or vote in person at the Annual Meeting will make it more difficult to meet the requirement under the Bylaws that the holders of 1/3 in voting power of our capital stock issued and outstanding and entitled to vote at the Annual Meeting be present in person or represented by proxy to constitute a quorum at the Annual Meeting.

The board of directors unanimously recommends that the stockholders vote “FOR” Proposal 4 to, pursuant to Nasdaq Listing Rule 5635(d), issue more than 19.99% of the Company’s issued and outstanding shares of Common Stock to C/M Capital pursuant to the Preferred Stock Purchase Agreement to be entered into between the Company and C/M Capital within 90 days after the Annual Meeting, including shares of Common Stock that are issuable upon redemption of the shares of Series P Preferred Stock to be issued and sold pursuant to the Preferred Stock Purchase Agreement.

PROPOSAL 5 - GRANT OF DISCRETIONARY AUTHORITY TO ADJOURN THE ANNUAL MEETING IF NECESSARY TO SOLICIT ADDITIONAL PROXIES

Although it is not expected, the Annual Meeting may need to be adjourned for the purpose of soliciting additional proxies in favor of Proposals 3 and 4. We are seeking stockholder approval of this Proposal 5 to grant discretionary authority to adjourn the Annual Meeting, if necessary, for the purpose of soliciting additional proxies in favor of Proposals 3 and 4. The chairperson will have the discretion to decide whether or not to present this Proposal 5 to adjourn the Annual Meeting.

Required Vote of Stockholders

To approve the grant of discretionary authority to adjourn the Annual Meeting, if necessary, for the purpose of soliciting additional proxies in favor of Proposals 3 and 4, the affirmative vote of the holders of a majority in voting power of the votes cast at the Annual Meeting by the holders entitled to vote thereon is required. Although failure to submit a proxy or vote in person at the Annual Meeting, or a failure to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares will not affect the outcome of the vote on this proposal, the failure to submit a proxy or vote in person at the Annual Meeting will make it more difficult to meet the requirement under the Bylaws that the holders of 1/3 in voting power of our capital stock issued and outstanding and entitled to vote at the Annual Meeting be present in person or by proxy to constitute a quorum at the Annual Meeting.

The board of directors unanimously recommends that the stockholders vote “FOR” Proposal 5 to grant discretionary authority to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of Proposals 3 and 4.

CORPORATE GOVERNANCE

Director Independence

Our Common Stock is listed on The Nasdaq Capital Market. Under Nasdaq rules, independent directors must comprise a majority of a listed company’s board of directors. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s Audit, Compensation and Nominating Committees must be independent. Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Under Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the company’s board of directors, such person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

To be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.

Our board of directors periodically undertakes a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that four of our five directors (i.e., Mr. Bochnowski, Mr. Micek, Mr. Siegel and Dr. Jayasuriya) do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the Nasdaq rules. Our board of directors also determined that Mr. Micek (chairperson), Mr. Bochnowski and Mr. Siegel, who comprise our Audit Committee, Mr. Bochnowski (chairperson) and Mr. Siegel, who comprise our Compensation Committee, and Mr. Bochnowski and Mr. Micek, who comprise our Nominating Committee, satisfy the independence standards for those committees established by applicable SEC rules and the Nasdaq rules and listing standards.

In making this determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances our board of directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.

Staggered board

In accordance with the COI, and the Bylaws, our board of directors is divided into three classes of directors. At each annual meeting of the stockholders, a class of directors will be elected for a three-year term to succeed the directors of the same class whose terms are then expiring. The terms of the directors will expire upon the election and qualification of successor directors at the annual meeting of stockholders to be held during the years 2026 for Class II director, 2027 for Class III director and 2028 for Class I directors.

•	Our Class I directors are James J. Bochnowski, Lisa A. Conte, and Jonathan B. Siegel;

•	Our Class II director is John Micek III; and

•	Our Class III director is Anula Jayasuriya.

The COI and the Bylaws provide that the number of our directors shall be fixed from time to time by a resolution of our board of directors, provided that the board of directors shall consist of at least one (1) member. The division of our board of directors into three classes with staggered three-year terms may delay or prevent stockholder efforts to effect a change of our management or a change in control.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Committees of the Board of Directors

The board of directors has three committees: an audit committee, a compensation committee and a nominating committee. Continuing directors and our nominees for election as director are required to attend the annual meeting of stockholders, barring significant commitments or special circumstances, and are also required to participate in the meetings of committees on which they serve. The following table provides membership information for each committee as of April 15, 2026:

Name	Audit			Compensation		Nominating
Lisa A. Conte
James J. Bochnowski	✓			✓	*	✓
John Micek III	✓	*	†			✓
Jonathan B. Siegel	✓			✓
Anula Jayasuriya

*	Committee Chairman
†	Financial Expert

Audit Committee

The members of our Audit Committee are Mr. Micek, Mr. Bochnowski, and Mr. Siegel. Mr. Micek is the chairperson of the Audit Committee. Our Audit Committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from that firm;

•	reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of conduct;

•	discussing our risk management policies;

•	establishing policies regarding hiring employees from our independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•	reviewing and approving or ratifying any related person transactions; and

•	preparing the Audit Committee report required by SEC rules.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our Audit Committee.

Our board of directors has determined that each of Mr. Micek, Mr. Bochnowski, and Mr. Siegel is an independent director under Nasdaq rules and under Rule 10A-3. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq.

Our board of directors has determined that Mr. Micek is an “audit committee financial expert,” as defined by applicable SEC rules, and has the requisite financial sophistication as defined under the applicable Nasdaq rules and regulations.

The Audit Committee held four meetings in 2025. The Audit Committee has adopted a written charter approved by our board of directors, which is available on our website at: https://jaguarhealth.gcs- web.com/static-files/aeabd726-16c2-4219-a755-475e9c87b851.

Compensation Committee

The members of our Compensation Committee are Mr. Bochnowski and Mr. Siegel. Mr. Bochnowski is the chairperson of the Compensation Committee. Our Compensation Committee’s responsibilities include:

•	determining, or making recommendations to our board of directors with respect to, the compensation of our Chief Executive Officer;

•	determining, or making recommendations to our board of directors with respect to, the compensation of our other executive officers;

•	overseeing and administering our cash and equity incentive plans;

•	reviewing and making recommendations to our board of directors with respect to director compensation; and

•	preparing the Compensation Committee report and necessary disclosure in our annual proxy statement in accordance with applicable SEC rules.

To determine compensation, the Compensation Committee, with input from the Chief Executive Officer (who does not participate in the deliberations regarding her own compensation), reviews, at least annually, and makes recommendations to the board of directors about appropriate compensation levels for each executive officer of the Company. The Compensation Committee considers all factors it deems relevant in setting executive compensation.

Our board of directors has determined that each of Mr. Bochnowski and Mr. Siegel is independent under the applicable Nasdaq rules and regulations, is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act, and is an “outside director” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended.

The Compensation Committee held four meetings in 2025. All compensation-related matters were approved at the board of directors’ level. The Compensation Committee has adopted a written charter approved by the board of directors, which is available on our website at: https://jaguarhealth.gcs-web.com/static-files/653862da-1aa9-4819-b559-5c5654189e80. Under its charter, the Compensation Committee has the authority, in its sole discretion, to select, retain and obtain the advice of a compensation consultant as necessary to assist with the execution of its duties and responsibilities as set forth in its charter but only after taking into consideration factors relevant to the compensation consultant’s independence from management specified in Nasdaq Listing Rule 5605(d)(3)(D). The Compensation Committee currently has not retained or sought advice from a compensation consultant.

Nominating Committee

The members of our Nominating Committee are Mr. Bochnowski and Mr. Micek. Our Nominating Committee’s responsibilities include:

•	identifying individuals qualified to become members of our board of directors;

•	evaluating qualifications of directors;

•	recommending to our board of directors the persons to be nominated for election as directors and to each of the committees of our board of directors; and

•	overseeing an annual evaluation of our Board of Directors.

The Nominating Committee had no meeting in 2025. All nomination-related matters were approved at the board of directors’ level. The Nominating Committee has adopted a written charter approved by the board of directors, which is available on our website at: https://jaguarhealth.gcs-web.com/static-files/02dfed04-9508-44cd-a96a-3215e565111c.

Meetings and Attendance During 2025

The board of directors held 30 meetings in 2025. Each director who served as a director during 2025 participated in 75% or more of the meetings of the board of directors and of the committees on which he or she served, if any, during the year ended December 31, 2025 (during the period that such director served).

We do not have a written policy on director attendance at annual meetings of stockholders. We encourage, but do not require, our directors to attend the Annual Meeting. One director attended the 2025 Annual Meeting of Stockholders.

Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our President and Chief Executive Officer, our Chief Financial Officer and other employees who perform financial or accounting functions. The Code of Business Conduct and Ethics sets forth the basic principles that guide the business conduct of our employees. A current copy of the code is on our website at
https://jaguarhealth.gcs-web.com/corporate-governance.
We intend to disclose future amendments to certain provisions of our code of business conduct and ethics, or waivers of such provisions on our website to the extent required by applicable rules and exchange requirements. The inclusion of our website address in this proxy statement does not incorporate by reference the information on or accessible through our website into this proxy statement.
Insider Trading Policy and Procedures
We have adopted a Policy on Insider Trading and Tipping governing the purchase, sale, and/or other dispositions of our securities by our directors, officers and employees and other covered persons. We believe these policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable listing standards.
Policy Against Pledging and Hedging of the Company’s Securities
Our Policy on Insider Trading and Tipping expressly prohibits directors, officers, employees and other persons determined by us to be “Insiders,” including their immediate family members sharing the same household and entities over which they exercise control, from engaging in hedging transactions involving our securities (or any other financial transactions that are designed to hedge or offset any decrease in market value of our equity securities) without advance approval from the Compliance Officer (as defined in the policy). The policy similarly prohibits such individuals from holding our securities in a margin account and pledging our securities as collateral for loans without advance approval from the Compliance Officer. The policy applies to all of our securities held, excluding the exercise of options for cash under an equity plan of the Company, bona fide gifts of our securities and transactions in our securities made through an authorized Rule
10b5-1
trading plan.
There were no exceptions approved by the Compliance Officer during the last fiscal year.
Compensation Committee Interlocks and Insider Participation
None of the members of our Compensation Committee has ever been an officer or employee of our Company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or Compensation Committee or other board committee performing equivalent functions of any entity that has one or more of its executive officers serving on our board of directors or Compensation Committee.
Limitation of Liability and Indemnification
Our COI and Bylaws contain provisions that limit the personal l iabilit
y of our directors for monetary damages to the fullest extent permitted by Delaware law. Under the provisions of the Delaware law, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except for:

•	any breach of the director’s duty of loyalty to us or our stockholders;

•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL; or

•	any transaction from which the director derived an improper personal benefit.
Such limitation of liability does not apply to liabilities arising under federal securities laws and does not affect the availability of equitable remedies, such as injunctive relief or rescission.
The COI provides that we indemnify our directors to the fullest extent permitted by Delaware law. In addition, the Bylaws provide that we indemnify our directors and officers to the fullest extent permitted by Delaware law. The Bylaws also provide that we shall advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity, regardless of whether we would otherwise be permitted to indemnify him or her under the provisions of Delaware law. We have entered and expect to continue to enter into agreements to indemnify our directors, executive officers and other employees as determined by our board of directors. With certain exceptions, these agreements provide for indemnification for related expenses including, among others, attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding. We believe that these provisions in our COI and Bylaws and the indemnification agreements we have entered into and expect to continue to enter into are necessary to attract and retain qualified persons as directors and officers. We also maintain directors’ and officers’ liability insurance.
The limitation of liability and indemnification provisions in our COI and Bylaws and our indemnification agreements may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty of care. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers. There is no pending litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought, and we are not aware of any threatened litigation that may result in claims for indemnification.
Board Leadership Structure
The Bylaws and corporate governance guidelines provide our board of directors with flexibility in its discretion to combine or separate the positions of Chairperson of the board of directors and chief executive officer. As a general policy, our board of directors believes that separation of the positions of Chairperson and chief executive officer reinforces the independence of the board of directors from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the board of directors as a whole. We expect and intend the positions of Chairperson of the board of directors and chief executive officer to be held by two individuals in the future.
Risk Oversight
Our board of directors monitors our exposure to a variety of risks through our Audit Committee. Our Audit Committee charter gives the Audit Committee responsibilities and duties that include discussing with management and the independent auditors our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies. Our Audit Committee is also responsible for monitoring and controlling exposures to cybersecurity risks and discussing such risks with management.
Nomination of Directors
There have been no material changes to the procedures by which stockholders may recommend nominees to our board of directors. Recommendations to the board of directors for election as directors of Jaguar at an annual meeting may be made only by the Nominating Committee or by the Company’s stockholders who comply with the timing, informational, and other requirements of the Bylaws. Stockholders have the right to recommend persons for nomination by submitting such recommendation, in written form, to the Secretary of the Company, and such recommendation will be evaluated pursuant to the policies and procedures adopted by the board of directors. Such recommendation must be delivered to or mailed to and received by the Secretary of the Company at the principal executive offices not less than 90 days nor more than 120 calendar days prior to the first anniversary of the date of the preceding year’s annual meeting, except that if no annual meeting of stockholders was held in the preceding year or if the date of the annual meeting of stockholders is more than 30 days before or more than 60 days after such anniversary date, such recommendation must be delivered to or mailed to and received by the Secretary of the Corporation not earlier than 120 days and not later than 90 days prior to such annual meeting, or, if later, by the 10th day following the day on which public disclosure of the date of such annual meeting was first made. The deadline to submit recommendations for election as directors at the 2026 Annual Meeting has already passed.
The Nominating Committee, in accordance with the board of directors’ governance principles, seeks to create a board that has the ability to contribute to the effective oversight and management of the Company that is as a whole strong in its collective knowledge of and diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business judgment, biotechnology industry knowledge, corporate governance and global markets. The Nominating Committee does not currently have a policy with regard to the consideration of diversity in identifying director nominees. When the Nominating Committee reviews a potential new candidate, the Nominating Committee looks specifically at the candidate’s qualifications in light of the needs of the board of directors and the Company at that time given the then current mix of director attributes.
General criteria for the nomination and evaluation of director candidates include:

•	loyalty and commitment to promoting the long-term interests of the Company’s stockholders;

•	the highest personal and professional ethical standards and integrity;

•	an ability to provide wise, informed and thoughtful counsel to top management on a range of issues;

•	a history of achievement that reflects superior standards for themselves and others;

•	an ability to take tough positions in constructively challenging the Company’s management while at the same time working as a team player; and

•	individual backgrounds that provide a portfolio of personal and professional experience and knowledge commensurate with the needs of the Company.
The Nominating Committee must also ensure that the members of the board of directors as a group maintain the requisite qualifications under the applicable Nasdaq Stock Market listing standards for populating the Audit, Compensation and Nominating Committees.
Written recommendations from a stockholder for a director candidate must include the following information:

•	the stockholder’s name and address, as they appear on our corporate books;

•	the class and number of shares that are beneficially owned by such stockholder;

•	the dates upon which the stockholder acquired such shares; and

•	documentary support for any claim of beneficial ownership.
Additionally, the recommendation needs to include, as to each person whom the stockholder proposes to recommend to the Nominating Committee for nomination to election or reelection as a director, all information relating to the person that is required pursuant to Regulation 14A under the Exchange Act, as amended, and evidence satisfactory to us that the nominee has no interests that would limit their ability to fulfill their duties of office.
Once the Nominating Committee receives a recommendation, it will deliver a questionnaire to the director candidate that requests additional information about his or her independence, qualifications and other information that would assist the Nominating Committee in evaluating the individual, as well as certain information that must be disclosed about the individual in the Company’s proxy statement, if nominated.
Individuals must complete and return the questionnaire within the time frame provided to be considered for nomination by the Nominating Committee.
The Nominating Committee will review the stockholder recommendations and make recommendations to the board of directors that the Committee feels are in the best interests of the Company and its stockholders.
The Nominating Committee has not received any recommendations from stockholders for the Annual Meeting.
Communications with the Board of Directors
Stockholders may contact an individual director or the board of directors as a group, or a specified board committee or group, including the non-employee
directors as a group, by the following means:
Mail: Attn: Board of Directors
Jaguar Health, Inc.
200 Pine Street, Suite 400
San Francisco, CA 94104
Email: AskBoard@jaguar.health
Each communication should specify the applicable addressee or addressees to be cont acted
as well as the general topic of the communication. We will initially receive and process communications before forwarding them to the addressee. We also may refer communications to other departments within the Company. We generally will not forward to the directors a communication that is primarily commercial in nature, relates to an improper or irrelevant topic, or requests the Company’s general information.
Complaint and Investigation Procedures for Accounting, Internal Accounting Controls, Fraud or Auditing Matters
We have created procedures for confidential submission of complaints or concerns relating to accounting or auditing matters and contracted with Nasdaq to facilitate the gathering, monitoring and delivering reports on any submissions. As of the date of this proxy statement, there have been no submissions of complaints or concerns to Nasdaq. Complaints or concerns about our accounting, internal accounting controls or auditing matters may be submitted to the Audit Committee and our executive officers by contacting Nasdaq.
Nasdaq provides phone, internet and
e-mail
access and is available 24 hours per day, seven days per week, 365 days per year. The hotline number is
1-844-417-8861
and the website is https://www.openboard.info/jagx. Any person may submit a written Accounting Complaint to jagx@openboard.info.
Our Audit Committee under the direction and oversight of the Audit Committee Chair will promptly review all submissions and determine the appropriate course of action. The Audit Committee Chair has the authority, in his discretion, to bring any submission immediately to the attention of other parties or persons, including the full board of directors, accountants and attorneys. The Audit Committee Chair shall determine the appropriate means of addressing the concerns or complaints and delegate that task to the appropriate member of senior management, or take such other action as it deems necessary or appropriate to address the complaint or concern, including obtaining outside counsel or other advisors to assist the Audit Committee.

EXECUTIVE OFFICERS

Our executive officers as of April 15, 2026 are as follows:

Name	Age	Position
Lisa A. Conte	67	Chief Executive Officer, President and Director
Steven R. King, Ph.D.	68	Chief of Sustainable Supply, Ethnobotanical Research and Intellectual Property and Secretary
Carol R. Lizak	62	Chief Financial Officer
Jonathan S. Wolin	64	Chief of Staff, General Counsel and Chief Compliance Officer
Pravin Chaturvedi, Ph.D.	63	Chief Scientific Officer; Chair of Scientific Advisory Board

Set forth below is a summary of the business experience of our Chief of Sustainable Supply, Ethnobotanical Research and Intellectual Property and Secretary, Steven R. King, our Chief Financial Officer, Carol R. Lizak, our Chief of Staff and General Counsel, Jonathan S. Wolin, and our Chief Scientific Officer, Pravin Chaturvedi. Our Chief Executive Officer’s biography has been provided above.

Steven R. King, Ph.D. Dr. King has served as our Executive Vice President of Sustainable Supply, Ethnobotanical Research and Intellectual Property since March 2012 and as our Secretary since September 2014. He was promoted to Chief of Sustainable Supply, Ethnobotanical Research and Intellectual Property in March 2020. From 2002 to 2012, Dr. King served as the Senior Vice President of Sustainable Supply, Ethnobotanical Research and Intellectual Property at our wholly-owned subsidiary, Napo Pharmaceuticals, Inc. Prior to that, Dr. King served as the Vice President of Ethnobotany and Conservation at Shaman Pharmaceuticals, Inc. Dr. King has been recognized by the International Natural Products and Conservation Community for the creation and dissemination of research on the long-term sustainable harvest and management of Croton lechleri, the widespread source of crofelemer. Dr. King is currently a member of the board of directors of Healing Forest Conservatory, a California not-for-profit public benefit corporation. Dr. King holds a Ph.D. in Biology from the Institute of Economic Botany of the New York Botanical Garden/City University of New York and an M.S. in Biology from the Institute of Economic Botany of the New York Botanical Garden/City University of New York.

Carol R. Lizak. Ms. Lizak has served as our Chief Financial Officer since April 2021. She joined the Company in May 2019 as Vice President of Finance and Corporate Controller and was promoted to Chief Accounting Officer in August 2019 and Senior Vice-President of Finance and Chief Accounting Officer in March 2020. Prior to joining us, Ms. Lizak served as Senior Director and Corporate Controller of Zosano Pharma Corporation from November 2017 to January 2019, as Controller of Quantum Secure, Inc. from July 2016 to August 2017, and as Executive Director, Corporate Controller of Alexza Pharmaceuticals, Inc. from September 2014 to July 2016. Prior thereto, she spent nine years as Corporate Controller of a subsidiary of HID Global Corporation. Ms. Lizak holds an M.B.A. from Pepperdine University, Graziadio School of Business and Management and a B.S. in Business Administration from the University of Santo Tomas.

Jonathan S. Wolin. Mr. Wolin has served as our Chief of Staff and General Counsel since September 4, 2019. He joined the Company in November 2018 as Chief Compliance Officer and Corporate Counsel of the Company and continues to serve as Chief Compliance Officer. Prior to joining the Company, Mr. Wolin served as an independent consultant advising clients on corporate compliance from June 2017 to November 2018, as Chief Administrative Officer of Braden Partners (d/b/a Pacific Pulmonary Services) from September 2016 to May 2017, as Chief Compliance Officer of Natera, Inc. from June 2015 to August 2016, and as Chief Compliance Officer of Braden Partners from September 2013 to May 2015. Mr. Wolin holds a J.D. from The Catholic University of America, Columbus School of Law, an M.B.A. from The George Washington University School of Business and a B.S. in Accounting from the University of Maryland.

Pravin Chaturvedi, Ph.D. Dr. Chaturvedi is a veteran drug developer, serial biotech entrepreneur, seasoned CEO, CSO and/or Board member of many life science ventures. Over his 30+ years in the biotech and pharmaceutical industry, he has participated and/or led the drug development teams for multiple drugs across the therapeutic areas of central nervous system (CNS), HIV, hepatitis C virus (HCV), cancer and gastrointestinal disorders. He has participated in the successful drug approval and commercialization of seven drugs. He received a lifetime achievement award at the Boston Biotechnology Summit in 2022 for his contributions to the development of novel drugs. He serves as the Chairman of the Scientific Advisory Board (SAB) and Chief Scientific Officer (CSO) for Napo Pharmaceuticals and Jaguar Health. He is also the co-founder and CEO of IndUS Pharmaceuticals and Oceanyx Pharmaceuticals. He is also the Chairman of the boards of Cellanyx and Enlivity. In addition to these board roles, he remains on the boards of IndUS and Oceanyx Pharmaceuticals. He has previously served as the CEO and Board of Director for Pivot Pharmaceuticals and Scion Pharmaceuticals and has previously served on the boards of Pivot, Scion, Bach Pharma, PRADAN USA, FuelEd Schools, Sindu Pharmaceuticals, TiE Boston and ResoluteBio. Over his career, he has also been a part of multiple national and international strategic partnerships with large pharmaceutical companies as well as governments and has served on several advisory boards. Prior to his current leadership responsibilities as (President/CEO/CSO roles in various companies), he served as the Head of Lead Evaluation at Vertex Pharmaceuticals; and held scientific positions at Alkermes and Parke-Davis/Warner-Lambert (now Pfizer). He also contributes significant time to teaching and continues to serve as an adjunct faculty member at Georgetown Medical School. He holds a doctoral degree from West Virginia University and has an undergraduate degree in pharmacy from University of Bombay.

Officers serve at the discretion of the board of directors. There are no family relationships among any of our executive officers or among any of our executive officers and our directors. There is no arrangement or understanding between any executive officer and any other person pursuant to which the executive officer was selected.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation Overview

This compensation discussion, which should be read together with the compensation tables set forth below, provides information regarding our executive compensation program for our named executive officers for 2025, who were Lisa Conte, our current President and Chief Executive Officer, Pravin Chaturvedi, our Chief Scientific Officer and Chair of Scientific Advisory Board, Steven King, our Chief of Sustainable Supply, Ethnobotanical Research and Intellectual Property, and Jonathan Wolin, our Chief of Staff, General Counsel, and Chief Compliance Officer. We refer to these four individuals as our named executive officers for 2025.

2025 Summary Compensation Table

The following table provides information regarding the total compensation for services rendered in all capacities that was earned during the fiscal years indicated by our named executive officers.

	Year	Salary ($)	Bonus ($)	Option awards ($)(1)	Stock awards ($)(2)	All other compensation ($)(3)	Total ($)
Lisa A. Conte President & Chief Executive Officer	2025	600,005	—	38,713	41,171	25,786	705,675
	2024	582,282	85,429	160,142	21,289	26,154	875,320
	2023	576,374	—	—	205,190	34,290	815,854

Pravin Chaturvedi, Ph.D. Chief Scientific Officer	2025	484,585	—	15,896	16,906	52,400	569,787
	2024	470,271	—	47,770	6,349	52,001	646,627
	2023	465,500	—	—	109,222	52,412	627,134
Steven R. King, Ph.D. Chief, Sustainable Supply, Ethnobotanical Research & Intellectual Property	2025	367,369	—	15,896	16,906	49,306	449,476
	2024	356,517	54,333	47,771	6,349	50,932	515,002
	2023	352,900	—	—	85,139	53,496	491,535

Jonathan Wolin Chief of Staff, General Counsel & Chief Compliance Officer	2025	412,777	—	15,896	16,906	60,947	506,525
	2024	400,584	58,935	47,771	6,349	60,568	574,208
	2023	396,520	—	—	105,176	61,093	562,789

Footnotes to Summary Compensation Table

(1)

Assumptions used in calculating the value of option awards were described in Note 12 to the Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2025, incorporated herein by reference. The amounts reported for option awards were based on the aggregate grant date fair value computed in accordance with ASC topic 718. On June 3, 2019, the Company filed the Certificate of Fifth Amendment to its Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect a 1-for-70 reverse split of the Company’s voting common stock, effective June 7, 2019 (the “2019 Reverse Stock Split”). On September 3, 2021, the Company filed the Certificate of Sixth Amendment to its Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect a 1-for-3 reverse split of the Company’s voting common stock, effective September 8, 2021 (the “2021 Reverse Stock Split”). On January 20, 2023, the Company filed the Certificate of Seventh Amendment to its Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect a 1-for-75 reverse split of the Company’s voting common stock, effective January 23, 2023 (the “2023 Reverse Stock Split”). On May 23, 2024, the Company filed the Certificate of Eighth Amendment to its Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect a 1-for-60 reverse split of the Company’s voting common stock, effective May 23, 2024 (the “2024 Reverse Stock Split”). On March 16, 2025, the Company filed the Certificate of Ninth Amendment to its Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect a 1-for-25 reverse split of the

Company’s voting common stock, effective March 24, 2025 (the “2025 Reverse Stock Split”). No fractional shares were issued, and cash was paid in lieu of any resulting fractional shares. The 2025 Reverse Stock Split, 2024 Reverse Stock Split, 2023 Reverse Stock Split, 2021 Reverse Stock Split and 2019 Reverse Stock Split have been retrospectively reflected in the following options held by each executive officer as of December 31, 2025:

a.

Ms. Conte – On December 11, 2025, an aggregate 28,592 shares were granted to Ms. Conte at an exercise price of $1.44 per share. On October 8, 2024, an aggregate 5,280 shares were granted to Ms. Conte at an exercise price of $32.25 per share. There were no options granted to Ms. Conte in fiscal year 2023.

b.

Dr. Chaturvedi – On December 11, 2025, an aggregate 11,740 shares were granted to Mr. Chaturvedi at an exercise price of $1.44 per share. On October 8, 2024, an aggregate 1,575 shares were granted to Mr. Chaturvedi at an exercise price of $32.25 per share. There were no options granted to Dr. Chaturvedi in fiscal year 2023.

c.

Dr. King – On December 11, 2025, an aggregate 11,740 shares were granted to Dr. King at an exercise price of $1.44 per share. On October 8, 2024, an aggregate 1,575 shares were granted to Dr. King at an exercise price of $32.25 per share. There were no options granted to Dr. King in fiscal year 2023.

d.

Mr. Wolin – On December 11, 2025, an aggregate 11,740 shares were granted to Mr. Wolin at an exercise price of $1.44 per share. On October 8, 2024, an aggregate 1,575 shares were granted to Mr. Wolin at an exercise price of $32.25 per share. There were no options granted Mr. Wolin in fiscal year 2023.

e.

The options granted on October 28, 2024 vest 1/36th per month beginning one month after grant, with the remainder vesting equally over the following 35 months such that the option is vested in full on October 8, 2027, subject to continued service with us through each relevant vesting date. The options granted on December 11, 2025 vest 1/12th per month beginning one month after grant, with the remainder vesting equally over the following 11 months such that the option is vested in full on December 11, 2026, subject to continued service with us through each relevant vesting date.

(2)

Assumptions used in calculating the value of stock awards which is mainly restricted stock units were described in Note 12 to the Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2025, incorporated herein by reference. The amounts reported for stock awards were based on the aggregate grant date fair value on the grant date computed in accordance with ASC topic 718. All of the restricted stock units granted on December 11, 2025 will vest on the first anniversary of the grant date. All of the restricted stock units granted on October 8, 2024 vested on the first anniversary of the grant date. The restricted stock units granted on August 14, 2023 vest yearly for the next two years.

a.

Ms. Conte – On December 11, 2025, Ms. Conte was granted 28,591 restricted stock units at a market price of $1.44 per share at the grant date. On October 8, 2024, Ms. Conte was granted 5,280 restricted stock units at a market price of $32.25 per share at the grant date. On August 14, 2023, Ms. Conte was granted 255 restricted stock units at a market price of $802.19 per share at the grant date.

b.

Dr. Chaturvedi – On December 11, 2025, Dr. Chaturvedi was granted 11,740 restricted stock units at a market price of $1.44 per share at the grant date. On October 8, 2024, Dr. Chaturvedi was granted 196 restricted stock units at a market price of $32.25 per share at the grant date. On August 14, 2023, Dr. Chaturvedi was granted 136 restricted stock units at a market price of $802.19 per share at the grant date.

c.

Dr. King – On December 11, 2025, Dr. King was granted 11,740 restricted stock units at a market price of $1.44 per share at the grant date. On October 8, 2024, Dr. King was granted 196 restricted stock units at a market price of $32.25 per share at the grant date. On August 14, 2023, Dr. King was granted 196 restricted stock units at a market price of $802.19 per share at the grant date.

d.

Mr. Wolin – On December 11, 2025, Mr. Wolin was granted 11,740 restricted stock units at a market price of $1.44 per share at the grant date. On October 8, 2024, Mr. Wolin was granted 196 restricted stock units at a market price of $32.25 per share at the grant date. On August 14, 2023, Mr. Wolin was granted 131 restricted stock units at a market price of $802.19 per share at the grant date.

(3)	Amounts shown in this column reflect incremental health insurance premiums paid for such executive and their family members, if applicable.

Narrative to Summary Compensation Table

Base Salary

Effective June 16, 2015, the Compensation Committee and board of directors reviewed Ms. Conte’s annual compensation and adjusted her base salary to $440,000. Effective May 1, 2018, Ms. Conte’s base salary was increased to $500,000. Effective April 1, 2021, Ms. Conte’s base salary was increased to $535,700. Effective April 1, 2022, Ms. Conte’s annual salary was increased to $576,374. There was no salary increase for Ms. Conte during the fiscal year 2023. Effective October 1, 2024, Ms. Conte’s annual base salary was increased to $600,005. There was no annual base salary increase for Ms. Conte in 2025.

Effective May 16, 2016, the Compensation Committee and Board of Directors increased Dr. King’s base salary to $280,500. Effective May 1, 2018, Dr. King’s base salary was increased to $290,317, and on November 1, 2019, Dr. King’s annual base salary was increased to $300,000. Effective April 1, 2021, Dr. King’s annual base salary was increased to $311,900. Effective April 1, 2022, Dr. King’s annual base salary was increased to $352,900. There was no annual base salary increase for Dr. King during the year 2023. Effective October 1, 2024, Dr. King’s annual base salary to $367,369. There was no annual salary increase for Dr. King in 2025.

Dr. Chaturvedi was hired on March 1, 2022 with an annual base salary of $465,500. Effective October 1, 2024, Dr. Chaturvedi’s annual base salary was increased to $484,585. There was no annual base salary increase for Dr. Chaturvedi in 2025. Prior to Dr. Chaturvedi’s full-time employment with the Company, he was a consultant to the Company and paid a monthly fee of $22,167. He was paid $265,000 in consulting fees during fiscal year 2021.

Mr. Wolin was hired on November 28, 2018 with an annual base salary of $260,000. Effective September 1, 2019, Mr. Wolin was promoted to Chief of Staff, Chief Compliance Officer & General Counsel pursuant to which his base salary was increased to $280,800. His annual base salary was later increased to $300,000, $309,000 and $344,800 effective November 1, 2019, April 1, 2020, and April 1, 2021, respectively. Effective April 1, 2022, the Compensation Committee increased Mr. Wolin’s annual base salary to $396,520. There were no salary increases for Mr. Wolin during the fiscal year 2023. Effective October 1, 2024, the Compensation Committee increased Mr. Wolin’s annual base salary from $412,777. There was no annual salary increase for Mr. Wolin in 2025.

There were no salary increases for Ms. Conte, Dr. Chaturvedi, Dr. King, and Mr. Wolin during the fiscal year 2023 and 2025.

Equity Compensation

Ms. Conte and Dr. King received stock option grants at the time they were hired by privately-held Jaguar Animal Health, Inc. Such options generally vest over time, with 25% of the options vesting after nine months of employment and monthly vesting thereafter with full vesting after three years. Mr. Wolin received stock option grants with a similar vesting schedule at the time they were hired by us. The board of directors periodically grants additional options to the current named executive officers that typically vest ratably over a three-year period.

All stock options and RSUs issued to our current named executive officers vest and become exercisable upon a change in control.

Outstanding Equity Awards at 2025 Fiscal Year End

The following table provides information regarding outstanding equity awards held by our named executive officers as of December 31, 2025:

	Options Vesting Commencement Date	Number of Securities Underlying Unexercised Options				Option exercise price	Stock Option expiration date
		Exercisable	Unexercisable
Lisa A. Conte	9/22/2016	—	—	—	(1)	$—	9/22/2026
	12/21/2017	—	—	—	(2)	$—	12/21/2027
	3/12/2018	—	—	—	(3)	$—	3/12/2028
	6/01/2018	—	—	—	(4)	$—	6/01/2028
	7/24/2019	3	—	—	(6)	$583,875.00	7/24/2029
	3/20/2020	—	—	—	(8)	$—	3/20/2030
	4/05/2021	2	—	—	(9)	$671,625.00	4/05/2031
	10/08/2024	2,053	3,227	—	(10)	$32.25	4/08/2034
	12/11/2025	—	28,591	—	(11)	$1.44	12/11/2035
Pravin Chaturvedi, Ph.D.	7/24/2019	—	—	—	(6)	$—	7/24/2020
	3/20/2020	—	—	—	(8)	$—	3/20/2030
	4/5/2021	—	—	—	(9)	$—	4/5/2031
	10/08/2024	612	963	—	(10)	$87.00	4/08/2034
	12/11/2025	—	11,740	—	(11)	$1.44	12/11/2035
Steven R. King, Ph.D.	3/12/2018	—	—	—	(3)	$132,300.00	3/12/2028
	6/01/2018	—	—	—	(4)	$42,943.95	6/01/2028
	7/24/2019	—	—	—	(6)	$583,875.00	7/24/2029
	3/20/2020	—	—	—	(8)	$—	3/20/2030
	4/05/2021	—	—	—	(9)	$—	4/05/2031
	10/08/2024	612	963	—	(10)	$32.25	4/08/2034
	12/11/2025	—	11,740	—	(11)	$1.44	12/11/2035
Jonathan Wolin	11/28/2018	—	—	—	(6)	$—	11/28/2028
	7/24/2019	—	—	—	(6)	$—	7/24/2029
	9/5/2019	—	—	—	(7)	$—	9/05/2029
	3/20/2020	—	—	—	(8)	$—	3/20/2030
	4/5/2021	—	—	—	(9)	$—	4/5/2031
	10/08/2024	612	963	—	(10)	$32.25	4/08/2034
	12/11/2025	—	11,740	—	(11)	$1.44	12/11/2035

(1)

The options were granted on September 22, 2016 and vested 1/36th per month beginning one month after grant, with the remainder vesting equally over the following 35 months such that the option was vested in full on September 22, 2019.

(2)	The options were granted on December 21, 2017 and vested 100% on March 31, 2018.
(3)	The options were granted on March 12, 2018 and vested 1/36th per month over thirty-six months such that the option was vested in full on March 12, 2021.
(4)	The options were granted on June 1, 2018 and vested 1/36th per month over thirty-six months such that the option was vested in full on June 12, 2021.
(5)

The options were granted November 28, 2018, 9/36ths of which vested nine months from date of hire, then 1/36th per month over the remaining twenty-seven months. The option vested in full on November 29, 2021.

(6)

The options granted on July 24, 2019 vested 1/36th per month over thirty-six months with additional vesting credited to an employee at a rate of 1/36 for every year of service at time of grant. The option vested in full on July 24, 2022.

(7)

The options granted on September 5, 2019 vested 1/36th per month over thirty-six months with additional vesting credited to an employee at a rate of 1/36 for every year of service at time of grant. The option vested in full on September 5, 2023.

(8)

The options granted on March 20, 2020 vested 1/36th per month over thirty-six months with additional vesting credited to an employee at a rate of 1/36 for every year of service at time of grant. The option vested in full on March 20, 2023.

(9)

The options granted on April 5, 2021 vested 1/36th per month beginning one month after grant, with the remainder vesting equally over the following 35 months such that the option would be vested in full on April 5, 2024, subject to continued service with us through each relevant vesting date. On December 27, 2022, the executive officers and the Company mutually agreed to the surrender and cancellation of unvested options granted on April 5, 2021 to purchase an aggregate of 281 shares of the Company’s Common Stock at an exercise price of $447.75 per share. In consideration for the cancellation of the Options, the Company agreed to pay $300 to each executive officer.

(10)

The options granted on October 8, 2024 vest 1/36th per month beginning one month after grant, with the remainder vesting equally over the following 35 months such that the option is vested in full on October 8, 2027, subject to continued service with us through each relevant vesting date.

(11)

The options granted on December 11, 2025 vest 1/12th per month beginning one month after grant, with the remainder vesting equally over the following 11 months such that the option is vested in full on December 11, 2026, subject to continued service with us through each relevant vesting date.

Equity Compensation Plan Information

The following table provides information as of December 31, 2025 regarding shares of Common Stock that may be issued under the Company’s equity compensation plans consisting of our 2014 Stock Incentive Plan (as amended, the “2014 Plan”) and our 2020 New Employee Inducement Award (the “2020 Inducement Award Plan”).

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted Average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities referenced in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1):	196,176	$21.68	965	(2)
Equity compensation plans not approved by security holders(3):	520	$4.55	5,874	(2)
Total	196,696	$21.63	6,839

(1)	Consists of the 2014 Plan.
(2)	As of December 31, 2025, there were 965 shares available for grant under the 2014 Plan and 5,874 shares available for grants under the 2020 Inducement Award Plan.
(3)

Consists of the 2020 Inducement Award Plan. For more information on the 2020 Inducement Award Plan, see Note 12 to the financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025.

The following table provides information as of December 31, 2024 regarding shares of Common Stock that may be issued under the Company’s equity compensation plans consisting of our 2014 Plan and our 2020 Inducement Award Plan after adjustment due to the Reverse Stock Split effective in March 2025.

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted Average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities referenced in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1 and 4):	30,469	$133.87	149	(2)
Equity compensation plans not approved by security holders(3 and 4):	0	$0	17,546	(2)
Total	30,469	$133.87	17,695	(4)

(1)	Consists of the 2014 Plan.
(2)	As of December 31, 2024, there were 17,546 shares available for grant under the 2014 Plan and 149 shares available for grants under the 2020 Inducement Award Plan.
(3)

Consists of the 2020 Inducement Award Plan. For more information on the 2020 Inducement Award Plan, see Note 11 to the financial statements in our Annual Report on Form 10-K for the year ended December 31, 2024.

(4)	Shows effect of 1-for-25 reverse split of the Company’s voting common stock, effective March 24, 2025 (the “2025 Reverse Stock Split”).

The following table provides information as of December 31, 2023 regarding shares of common stock that may be issued under the Company’s equity compensation plans consisting of our 2014 Plan and our 2020 Inducement Award Plan.

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted Average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities referenced in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1 and 4):	17	$914,985	94	(2 and 4)
Equity compensation plans not approved by security holders(3 and 4):	1	$519,255	323	(2 and 4)
Total	18	$595.63	626,182	(4)

(1)	Consists of the 2014 Plan.
(2)	As of December 31, 2023, there were 94 shares available for grant under the 2014 Plan and 323 shares available for grants under the 2020 Inducement Award Plan.
(3)

Consists of the 2020 Inducement Award Plan. For more information on the 2020 Inducement Award Plan, see Note 11 to the financial statements in our Annual Report on Form 10-K for the year ended December 31, 2023.

(4)	Shows effects of 1-for 60 reverse split of the Company’s voting common stock, effective May 23, 2024 and 1-for-25 reverse split of the Company’s voting common stock, effective March 24, 2025.

Executive Employment Agreements

Lisa A. Conte

Effective March 1, 2014, we entered into an offer letter with Ms. Conte to serve as our Chief Executive Officer in an at-will capacity. Under this offer letter, Ms. Conte’s annual base salary was $400,000, with eligibility for an annual target bonus of 30% of her base salary. Effective June 16, 2015, the Compensation

Committee and our board of directors reviewed her annual compensation and adjusted her base salary to $440,000. Effective May 1, 2018, the Compensation Committee adjusted Ms. Conte’s base salary to $500,000 and increased her annual target bonus of 40% of her base salary. Effective April 1, 2021, the Compensation Committee adjusted Ms. Conte’s base salary to $535,700. Effective April 1, 2022, the Compensation Committee increased Ms. Conte’s annual base salary from $535,700 to $576,374. There was no salary increase for Ms. Conte during the fiscal year 2023. Effective October 1, 2024, the Compensation Committee increased Ms. Conte’s annual base salary from $576,374 to $600,005. There was no annual base salary or target bonus increase in 2025. Ms. Conte is entitled to participate in all employee benefit plans, including group health care plans and all fringe benefit plans.

Pravin Chaturvedi, Ph.D.

Effective March 1, 2022, we entered into an offer letter with Dr. Chaturvedi to serve as our Chief Scientific Officer in an at-will capacity. Under the offer letter, Dr. Chaturvedi’s annual base salary was $465,500, with eligibility for an annual target bonus of 40% of his base salary. There was no salary increase for Dr. Chaturvedi during the fiscal year 2023. Effective October 1, 2024, the Compensation Committee increased Dr. Chaturvedi’s annual base salary from $465,500 to $484,585. There was no annual base salary or target bonus increase in 2025. Dr. Chaturvedi is entitled to participate in all employee benefit plans, including group health care plans and all fringe benefit plans.

Steven R. King, Ph.D.

Effective March 1, 2014, we entered into an offer letter with Dr. King to serve as our Executive Vice President, Sustainable Supply, Ethnobotanical Research and Intellectual Property in an at-will capacity. Under this offer letter, Dr. King’s annual base salary was $255,000, he is eligible for an annual target bonus of 30% of his base salary. Effective May 16, 2016, the Compensation Committee and Board of Directors increased his base salary to $280,500. Effective May 1, 2018, the Compensation Committee increased Dr. King’s base salary to $290,317. Effective November 1, 2019, the Compensation Committee increased Dr. King’s base salary to $300,000 and his annual target bonus to 40%. Effective April 1, 2021, the Compensation Committee increased Dr. King’s annual base salary to $311,900, and again effective effective April 1, 2022 increased his annual base salary to $352,900. There were no salary increases for Dr. King during the fiscal year 2023. Effective October 1, 2024, the Compensation Committee increased Dr. King’s annual base salary from $367,369. There was no annual base salary or target bonus increase in 2025. Dr. King is entitled to participate in all employee benefit plans, including group health care plans and all fringe benefit plans.

Jonathan S. Wolin

Effective November 1, 2018, we entered into an offer letter with Mr. Wolin to serve as our Chief Compliance Officer in an at will capacity. Under this offer letter Mr. Wolin’s annual base salary was $260,000, with eligibility to receive an annual target bonus of 30% of his base salary. Effective September 1, 2019, Mr. Wolin was promoted to Chief of Staff, Chief Compliance Officer and General Counsel pursuant to which his base salary was increased to $280,800, and his annual target bonus increased to 40% of base salary. His annual base salary was later increased to $300,000, $309,000 and $344,800 effective November 1, 2019, April 1, 2020, and April 1, 2021, respectively. Effective April 1, 2022, the Compensation Committee increased Mr. Wolin’s annual base salary to $396,520. There was no salary increase for Mr. Wolin during the fiscal year 2023. Effective October 1, 2024, the Compensation Committee increased Mr. Wolin’s annual base salary to $412,777. There was no annual base salary or target bonus increase in 2025. Mr. Wolin is entitled to participate in all employee benefit plans, including group health care plans and all fringe benefit plans.

Severance Arrangements with our Executive Officers

In June 2020, the Company entered into certain agreements relating to the payment of severance and other benefits to certain executive officers of the Company (the “Severance Agreements”), including Ms. Conte, Dr. King, Ms. Lizak and Mr. Wolin. In March 2022, the Company entered into a severance agreement with Dr. Chaturvedi on terms that were substantially identical to the Severance Agreement. The Severance Agreements provide for compensation and benefits if the executive officer is subject to (a) a termination of employment by the Company without Cause (as defined in the Severance Agreements) (other than death or disability) or (b) a Good Reason Termination (as defined in the Severance Agreements), within three months following a change in control. The compensation and benefits payable to the executive officer pursuant to the Severance Agreements are as follows:

•

Severance payment in an amount equal to twelve months of the executive officer’s base salary, which amount will be payable, in the Company’s discretion, as a lump sum or in equal installments over twelve months (the “Severance Period”), consistent with the Company’s normal payroll practices.

•	Payment of premiums for any Consolidated Omnibus Budget Reconciliation Act continuation coverage under the Company’s group health plan for twelve months following the termination of employment.

•

All unvested stock options and restricted stock units will accelerate and become fully vested as of the date of termination of employment and the executive officer will be entitled to exercise any of his or her vested stock options until the one-year anniversary of the termination of employment.

Each of the executive officer’s rights to receive benefits under the Severance Agreements is contingent upon the executive officer’s execution of a release agreement.

Clawback Policy

The SEC adopted final rules in October 2022 to implement Section 954 of the Dodd-Frank Act, which mandates national securities exchanges and associations to establish listing standards requiring all listed companies to adopt and comply with compensation recovery (clawback) policies for incentive-based compensation received by current and former executive officers based on financial statements that are subsequently restated, and to disclose their clawback policies in accordance with SEC rules. On October 27, 2023, Nasdaq proposed its clawback listing standards that generally align with the SEC’s adopted clawback rules and require listed companies to file clawback-related disclosures in applicable SEC filings. In light of Nasdaq’s adoption of its clawback listing standards, we adopted our new Clawback Policy, which was filed as an exhibit to our Annual Report, that complies with the new SEC and Nasdaq listing standards, and provides that the Company shall recover certain incentive-based compensation of our current and former executive officers in the event the Company is required to issue restated consolidated financial statements with a qualifying accounting restatement.

PAY VERSUS PERFORMANCE
As required by Item 402(v) of Regulation
S-K,
we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last two completed calendar years. In determining the “compensation actually paid” to our named executive officers (“NEOs”), we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table in previous years, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table.
Pay Versus Performance Table
The table below summarizes compensation values both previously reported in our Summary Compensation Table, as well as the adjusted values required in this section for fiscal years 2023, 2024 and 2025. Note that for our NEOs other than our principal executive officer (the “PEO”), compensation is reported as an average.

Year	Summary Compensation Table Total for PEO ($) (1)(2)	Compensation Actually Paid to PEO ($) (1)(3) (4)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($) (1)(2)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($) (1)(3) (4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($) (5)	Net Loss ($) (6) (7) (in thousands)
2025	$705,675	$548,776	$508,596	$457,955	$0.01	$(54.00)
2024	$875,320	$857,266	$578,612	$575,969	$0.26	$(39.25)
2023	$815,854	$611,189	$560,486	$472,646	$2.32	$(41.90)

(1)	During fiscal years 2025, 2024, and 2023, the PEO was Lisa Conte. During fiscal years 2025, 2024 and 2023, the non-PEO NEOs were Dr. Chaturvedi, Dr. King, and Mr. Wolin.
(2)
The dollar amounts reported are the amounts of total compensation reported for Ms. Conte and the average total compensation
reported for
non-PEO
NEOs for the applicable fiscal year in the “Total” column of the Summary Compensation Table (SCT).

(3)	The numbers in these columns have been revised from the numbers previously reported in last year’s “Pay versus Performance Table” in order to correct an administrative error.

(4)
The following table sets forth the adjustments made to the SCT total for 2025, 2024, and 2023 in the pay versus performance table to arrive at “compensation actually paid” to our PEO and non-PEO
NEOs, as computed in accordance with Item 402(v) of Regulation
S-K:

Fiscal Year 2025	PEO	Non-PEO NEOs
SCT Total	$705,675	$508,596
Less: Amount reported under the “Stock Awards” & “Option Awards” columns in the SCT	$(79,884)	$(32,801)
Add: Fair value as of fiscal year-end of awards granted during the fiscal year that are outstanding and unvested as of the end of the fiscal year	$50,398	$20,694
Add: Change in fair value as of fiscal year-end, compared to prior fiscal year-end, of awards granted in any prior fiscal year that are outstanding and unvested as of the fiscal year	$(88,677)	$(26,455)
Add: Fair value as of vest date of awards granted and vested in the fiscal year	$—	$—
Add: Change in fair value as of vesting date, compared to prior fiscal year-end, of awards granted In any prior fiscal year for which all vesting conditions were satisfied at fiscal year-end or during the fiscal year Less: Forfeitures during the fiscal year equal to prior fiscal year-end value	$(38,737)	$(12,079)
Dividends or dividend equivalent not otherwise included in the total compensation	$—	$—
Total Adjustments for Equity Awards	$(156,900)	$(50,641)
Compensation Actually Paid*	$548,776	$457,955

Fiscal Year 2024	PEO	Non-PEO NEOs
SCT Total	$875,320	$578,612
Less: Amount reported under the “Stock Awards” & “Option Awards” columns in the SCT	$(181,455)	$(54,120)
Add: Fair value as of fiscal year-end of awards granted during the fiscal year that are outstanding and unvested as of the end of the fiscal year	$140,989	$42,044
Add: Change in fair value as of fiscal year-end, compared to prior fiscal year-end, of awards granted in any prior fiscal year that are outstanding and unvested as of the end of the fiscal year	$3,282	$1,582
Add: Fair value as of vest date of awards granted and vested in the fiscal year	$6,830	$2,028
Add: Change in fair value as of vesting date, compared to prior fiscal year-end, of awards granted in any prior fiscal year for which all vesting conditions were satisfied at fiscal year-end or during the fiscal year	$12,300	$5,823
Less: Forfeitures during fiscal year equal to prior fiscal year-end value	$0	$0
Total Adjustments	$(18,054)	$(2,643)
Compensation Actually Paid *	$857,266	$575,969

Fiscal Year 2023	PEO	Non-PEO NEOs
SCT Total	$815,854	$560,486
Less: Amount reported under the “Stock Awards” & “Option Awards” columns in the SCT	$205,190	$99,846
Add: Fair value as of fiscal year-end of awards granted during the fiscal year that are outstanding and unvested as of the end of the fiscal year	$58,078	$28,261
Add: Change in fair value as of fiscal year-end, compared to prior fiscal year-end, of awards granted in any prior fiscal year that are outstanding and unvested as of the end of the fiscal year	$(38,102)	$(10,841)
Add: Fair value as of vest date of awards granted and vested in the fiscal year	$0	$0
Add: Change in fair value as of vesting date, compared to prior fiscal year-end, of awards granted in any prior fiscal year for which all vesting conditions were satisfied at fiscal year-end or during the fiscal year	$(19,451)	$(5,414)
Less: Forfeitures during fiscal year equal to prior fiscal year-end value	$0	$0
Total Adjustments	$(204,665)	$(87,840)
Compensation Actually Paid *	$611,189	$472,646

(5)
The amounts reported represent the measurement period value of an investment
of $100 in our stock on December 31, 2022 (the last trading day before the 2022 fiscal year), and then valued again on each of December 29, 2023 (the last trading day of the 2023 fiscal year), December 31, 2024 (the last trading day of the 2024 fiscal year), and December 31, 2025 (the last trading day of the 2025 fiscal year), based on the closing price per share of the Company’s common stock as of such dates and assuming the reinvestment of dividends.

(6)	The amounts reported represent net loss for the applicable fiscal year calculated in accordance with generally accepted accounting principles in the United States.
(7)	Net Loss: The dollar amounts reported represent the amount of net loss reflected in the C om pany’s audited financial statements for the applicable year.
*
The valuation assumptions for stock option awards included in Compensation Actually Paid are: (i) the expected life of each stock option, which is determined using the “simplified method” and which takes into account the average of the remaining vesting period and remaining term as of the vest or fiscal year end date; (ii) the exercise price and the asset price, which are based on the closing price of our Common Stock traded on the Nasdaq on the vest and fiscal year end date, respectively; (iii) the risk-free rate, which is based on the Treasury
Con
stant Maturity rate closest to the remaining expected life as of the vest or fiscal year end date; (iv) historical volatility, which is based on the daily price history for our Common stock for each expected life period prior to each vest or fiscal year end date; and (v) the annual dividend yield, which for Jaguar Health was zero as we do not pay dividends.

Relationship Between CAP Amounts and Performance Measures
The following charts show graphically the relationships over the past three years of the CAP Amounts for the PEO and non-PEO
NEOs as compared to our (i) cumulative total shareholder return and (ii) net loss.

While the Compensation Committee makes executive co
mpe
nsation decisions in consideration of a variety of factors, including corporate and individual performance, the decisions of the Compensation Committee and Board of Directors in 2023, 2024 and 2025 were made independently of these disclosure requirements.

CAP vs. TSR
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
Compensation ($000s)
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
Total Shareholder Return on $100 Invested at Beginning of Period
2021
2022
2023
2024
2025
PEO Compensation Actually Paid
Average NEO Compensation Actually Paid
JAGX value of $100 Invested 12/31/20

Compensation of Directors

The following table summarizes the total compensation earned in 2023, 2024 and 2025 for the Company’s non-management directors. Ms. Conte receives no additional compensation for her service as a director.

	Year	Fees Earned or Paid in Cash ($)	Option awards ($)(1)	Stock awards ($)(2)	Total ($)
James J. Bochnowski	2025	100,000	8,615	9,163	117,778
	2024	100,000	—	32,577	140,980
	2023	100,000	—	40,980	140,980
John Micek III	2025	65,000	9,988	10,623	85,611
	2024	65,000	—	30,244	101,677
	2023	65,000	—	36,677	101,677
Jonathan B. Siegel	2025	67,500	9,988	10,623	88,111
	2024	67,500	—	30,244	104,177
	2023	67,500	—	36,677	104,177
Anula Jayasuriya	2025	40,000	7,948	8,453	56,401
	2024	40,000	28,877	—	77,605
	2023	40,000	—	37,605	77,605

(1)

Assumptions used in calculating the value of option awards are described in Note 12 to the Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2025, incorporated herein by reference. The amounts reported for option awards are based on the aggregate grant date fair value computed in accordance with ASC topic 718. On June 3, 2019, the Company filed the Certificate of Fifth Amendment to its Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect a 1-for-70 reverse split of the Company’s voting common stock, effective June 7, 2019 (the “2019 Reverse Stock Split”). On September 3, 2021, the Company filed the Certificate of Sixth Amendment to its Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect a 1-for-3 reverse split of the Company’s voting common stock, effective September 8, 2021 (the “2021 Reverse Stock Split”). On January 20, 2023, the Company filed the Certificate of Seventh Amendment to its Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect a 1-for-75 reverse split of the Company’s voting common stock, effective January 23, 2023 (the “2023 Reverse Stock Split”). On May 23, 2024, the Company filed the Certificate of Eighth Amendment to its Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect a 1-for-60 reverse split of the Company’s voting common stock, effective May 23, 2024 (the “2024 Reverse Stock Split”). On March 16, 2025, the Company filed the Certificate of Ninth Amendment to its Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect a 1-for-25 reverse split of the Company’s voting common stock, effective March 24, 2025 (the “2025 Reverse Stock Split”). No fractional shares were issued, and cash was paid in lieu of any resulting fractional shares. The 2025 Reverse Stock Split, 2024 Reverse Stock Split, 2023 Reverse Stock Split, 2021 Reverse Stock Split and 2019 Reverse Stock Split have been retrospectively reflected in the following options held by each executive officer as of December 31, 2025:

The aggregate number of options held by each non-management director officer as of December 31, 2025 was as follows: Mr. Bochnowski was granted an aggregate of 7,291 options (928 options granted in fiscal year 2024 and 6,363 options granted in fiscal year 2025). Mr. Micek III was granted an aggregate of 8,437 options (1,060 options granted in fiscal year 2024 and 7,377 options granted in fiscal year 2025). Mr. Siegel was granted an aggregate of 8,437 options (1,060 options granted in fiscal year 2024 and 7,377 options granted in fiscal year 2025); Dr. Jayasuriya was granted an aggregate of 6,710 options (840 options granted in fiscal year 2024 and 5,870 options granted in fiscal year 2025.

(2)

Assumptions used in calculating the value of stock awards which is mainly restricted stock units are described in Note 12 to the Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2025 incorporated herein by reference. The amounts reported for stock awards are based on the aggregate grant date market value. The aggregate number of restricted stock units held by each non-management director officer as of December 31, 2025 was as follows: Mr. Bochnowski was granted 51 restricted stock units on August 14, 2023 and 6,363 restricted stock units on December 11, 2025; Mr. Micek III was granted 45 restricted stock units on August 14, 2023 and 7,377 restricted stock units on December 11, 2025; Mr. Siegel was granted 45 restricted stock units on August 14, 2023 and 7,377 restricted stock units on December 11, 2025 and Dr. Jayasuriya was granted 1 restricted stock unit on April 6, 2023, 45 restricted stock units on August 14, 2023, and 5,870 restricted stock units on December 11, 2025.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following includes a summary of transactions since January 1, 2025, to which we have been a party in which the amount involved exceeded or will exceed the lesser of (i) $120,000 and (ii) one percent (1%) of the average of our total assets at year-end for the prior two fiscal years, and in which any of our directors, executive officers or beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest. Compensation arrangements for our directors and executive officers are described in our annual proxy statement on Schedule 14A.

Transactions with Executive Officers

On March 26, 2025, the Company entered into securities purchase agreements (the “Convertible Note Purchase Agreements”) with selected institutional and accredited investors (each, an “Original Note Investor”), pursuant to which the Company agreed to issue approximately $3.4 million aggregate principal amount of convertible promissory notes (collectively, the “Original Notes”) and warrants to purchase up to 622,584 shares of Common Stock to the Original Note Investors (the “Convertible Notes Financing”). The Convertible Notes Financing closed on March 31, 2025.

The Original Notes bore interest at the rate of 6% per annum and would mature on June 30, 2025 (the “Maturity Date”). The Original Notes were convertible, at each holder’s option, in part or in full, into an aggregate of 622,584 shares (the “Conversion Shares”) of Common Stock, at a conversion price of $5.535 per share for Original Note Investors who were not an officer, director, employee or consultant of the Company (collectively, an “Insider”), and $5.555 per share for Original Note Investors who were Insiders, subject to adjustment for customary stock dividend, stock split, stock combination or other similar transactions.

As an inducement to enter into the Convertible Note Purchase Agreements, the Original Note Investors received warrants (collectively, the “Convert Warrants”) to purchase up to an aggregate of 622,584 shares of Common Stock (the “Convert Warrant Shares”) with an initial exercise price equal to $5.41 per share for Original Note Investors who were not Insiders, and $5.43 per share for Original Note Investors who were Insiders, in each case subject to adjustment for reclassification of the Common Stock, non-cash dividend, stock split, reverse stock split or other similar transaction (the “Convert Warrant Exercise Price”). The Convert Warrants are exercisable immediately upon issuance and will expire on the earlier of (i) March 31, 2030, (ii) the consummation of a fundamental transaction and (iii) the consummation of a liquidation event (the “Convert Warrant Expiration Date”).

Certain Insiders, including the Company’s Chief Executive Officer, Chief Financial Officer and certain members of the Company’s board of directors and officers, participated in the Convertible Notes Financing. These Insiders purchased $535,000 aggregate principal amount of the Original Notes, which would be convertible into up to 96,309 Conversion Shares, and received Convert Warrants to purchase up to 96,309 Convert Warrant Shares. Such Insiders included: Ms. Lisa A. Conte, Chief Executive Officer, President, and Director; Dr. Pravin Chaturvedi, Chief Scientific Officer, Chair of Scientific Advisory Board; Dr. Stephen King, Chief Sustainable Supply, Ethnobotanical Research, and IP Officer; Mr. Jonathan Wolin, Chief of Staff, Chief Compliance Officer, and General Counsel; Ms. Carol Lizak, Chief Financial Officer; Mr. Jim Bochnowski, Chairman of the Board; Mr. John Micek III, Director; Mr. Jonathan Siegel, Director; Mr. Niccolo Caderni, Board Member of our subsidiary, Napo Therapeutics, Inc.; Mr. Mark Johnson, Sr. Vice President, Product Development; Mr. David Sesin, Chief of Manufacturing; and Mr. Ian Wendt, Chief of Commercial Operations.

On June 24, 2025, the Company entered into note exchange and warrant purchase agreements (the “Exchange Agreements”) with certain of the Original Note Investors (the “Participating Investors”), pursuant to which the Company agreed to issue and sell (i) approximately $2.57 million aggregate principal amount of new 6% convertible promissory notes (the “Replacement Notes”), in exchange for the cancellation of the Original Notes held by the Participating Investors, and (ii) warrants to purchase shares of Common Stock (the “New

Warrants”) to such Participating Investors, in a private placement closed on June 24, 2025 (the “Exchange Transaction”).

The Replacement Notes bear interest at the rate of 6% per annum and will mature on January 30, 2026 (the “New Maturity Date”).

The Replacement Notes are convertible, at each holder’s option, in part or in full, into an aggregate of up to 481,150 shares (the “Replacement Conversion Shares”) of the Company’s Common Stock (assuming no payment of the principal amounts or any accrued interest), at a conversion price of $5.535 per share for Participating Investors who are not an Insider, and $5.555 per share for Participating Investors who are an Insider, subject to adjustment for customary stock dividend, stock split, stock combination or other similar transactions; provided, however, that (a) no Replacement Conversion Shares may be issued to a noteholder who is an Insider unless the stockholder approval is obtained by the Company in accordance with Nasdaq Listing Rules 5635(c) and 5635(d), and (b) the total cumulative number of Conversion Shares that may be issued to a noteholder who is not an Insider, together with any shares of Common Stock issued to (i) such noteholder upon exercise of the New Warrants issued to such noteholder and (ii) the other Participating Investors in the same series of transactions as the Replacement Notes, may not exceed the requirements of The Nasdaq Capital Market (including the rules related to the aggregation of offerings under Nasdaq Listing Rule 5635(d), if applicable) (the “Issuance Cap”), unless the stockholder approval is obtained by the Company to issue more than the Issuance Cap.

As an inducement to enter into the Exchange Agreements, the Participating Investors received New Warrants to purchase up to an aggregate of 928,582 shares of Common Stock (the “New Warrant Shares”) with an initial exercise price equal to $2.70 per share, subject to adjustment for reclassification of the Common Stock, non-cash dividend, stock split, reverse stock split or other similar transaction (the “Exercise Price”). The New Warrants will be exercisable immediately upon the Initial Exercise Date (as define therein) and will expire on the earlier of (i) 18 months from the date of issuance, (ii) the consummation of a fundamental transaction and (iii) the consummation of a liquidation event; provided, however, that no New Warrant Shares may be issued to a holder unless the stockholder approval is obtained by the Company in accordance with Nasdaq Listing Rules 5635(c) and/or 5635(d), as applicable.

Certain Insiders participated in the Exchange Transaction. These Insiders acquired $492,012 aggregate principal amount of the Replacement Notes, which will be convertible into up to 91,784 Replacement Conversion Shares, and received New Warrants to purchase up to 177,138 New Warrant Shares. Such Insiders include: Ms. Lisa A. Conte; Dr. Pravin Chaturvedi; Dr. Stephen King; Mr. Jonathan Wolin; Mr. Jim Bochnowski; Mr. John Micek III; Mr. Jonathan Siegel; Mr. Mark Johnson; Mr. David Sesin; and Mr. Ian Wendt.

Transactions with CVP and Its Affiliates

On January 28, 2025, the Company entered into a privately negotiated exchange agreement with Streeterville Capital, LLC (“Streeterville”), an affiliate of Chicago Venture Partners L.P. (“CVP”), pursuant to which the Company issued 1,290,000 shares of common stock to Streeterville in exchange for a $1,094,952 reduction in the outstanding balance of the royalty interest held by such holder.

On January 29, 2025, the Company and Napo Pharmaceuticals, Inc. (“Napo”) entered into an amendment with Streeterville to the 2021 Streeterville Note (as defined hereunder). Pursuant to the amendment, the maturity date of the 2021 Streeterville Note was extended to July 20, 2025. Previously, the Company and Napo issued a secured promissory note on January 19, 2021 in the aggregate principal amount of $6,220,813 to Streeterville (such note, as amended from time to time, the “2021 Streeterville Note”), pursuant to a note purchase agreement among the same parties dated as of the even date (the “2021 Note Purchase Agreement”). The 2021 Streeterville Note bears interest at 3.25% per annum, with an original maturity date as of January 20, 2025.

On February 13, 2025, the Company and Napo entered into an amendment with Streeterville to the 2021 Streeterville Note. Pursuant to the amendment, the maturity date of the 2021 Streeterville Note was further extended to January 20, 2026.

On April 30, 2025, the Company entered into a privately negotiated exchange agreement with Iliad Research and Trading, L.P. (“Iliad”), an affiliate of CVP. Pursuant to the exchange agreement, the Company issued 57,500 shares of common stock to Iliad in exchange for a $632,500 reduction in the outstanding balance of the royalty interest held by Iliad.

On May 13, 2025, the Company entered into a privately negotiated exchange agreement (the “Iliad Common Stock Exchange Agreement”) with Iliad. Pursuant to the Common Stock Exchange Agreement, the Company issued 60,000 shares of Common Stock to Iliad in exchange for a $466,200 reduction in the outstanding balance of the royalty interest in the original principal amount of $18 million sold by the Company to Iliad on October 8, 2020 (as amended, the “Iliad 2020 Royalty Interest”).

On May 14, 2025, the Company entered into a privately negotiated exchange agreement (the “Streeterville Series L Exchange Agreement”) with Streeterville, pursuant to which the Company issued an aggregate of 99.3822 shares of Series L perpetual preferred stock, $0.0001 par value per share, of the Company (the “Series L Preferred Stock”) to Streeterville in exchange for all of the outstanding 99.3822 shares of Series J Preferred Stock held by Streeterville. Upon completion of the transaction, all outstanding shares of Series J Preferred Stock were cancelled and retired.

Also on May 14, 2025, the Company entered into a privately negotiated exchange agreement (the “Iliad Series L Exchange Agreement”) with Iliad, pursuant to which the Company issued 22 shares of Series L Preferred Stock to Iliad in exchange for a $550,000 reduction in the outstanding balance of the Iliad 2020 Royalty Interest.

On June 27, 2025, the Company entered into a privately negotiated exchange agreement (the “Iliad Series M Exchange Agreement”) with Iliad, pursuant to which the Company issued 170 shares of Series M perpetual preferred stock, $0.0001 par value per share, of the Company (the “Series M Preferred Stock”) to Iliad in exchange for a $4,250,000 reduction in the outstanding balance of the Iliad 2020 Royalty Interest.

Also on June 27, 2025, the Company entered into a privately negotiated exchange agreement (the “Streeterville Series M Exchange Agreement”) with Streeterville, pursuant to which the Company issued 90 shares of Series M Preferred Stock to Streeterville in exchange for a $2,250,000 reduction in the outstanding balance of the royalty interest in the original principal amount of $12 million sold by the Company to Streeterville on August 24, 2022 (as amended, the “Streeterville 2022 Royalty Interest”).

On or around September 9, 2025, the Company entered into securities purchase agreements (the “Series N Purchase Agreements”) with certain investors named therein, including, among others, Streeterville. Pursuant to the Series N Purchase Agreements, the Company issued and sold to such investors in a private placement an aggregate of approximately 951 shares of Series N perpetual preferred stock, $0.0001 par value per share, of the Company (the “Series N Preferred Stock”), for an aggregate purchase price of approximately $2.38 million, including 84 shares of Series N Preferred Stock to Streeterville for an aggregate purchase price of $252,000.

On September 30, 2025, the Company entered into a privately negotiated exchange agreement with Streeterville. Pursuant to this agreement, the Company issued 286,532 shares of common stock to Streeterville in exchange for a $600,000 reduction in the outstanding balance of the royalty interest held by Streeterville.

On November 12, 2025, the Company entered into a note purchase agreement with Streeterville, pursuant to which the Company issued and sold to Streeterville a secured promissory note in the original principal amount of $10.8 million (the “2025 Streeterville Note”). The 2025 Streeterville Note carries an original issue discount of $800,000 and bears interest at a rate of 8.00% per annum and matures 36 months following the date of issuance.

On November 12, 2025, Streeterville paid $2.0 million to the Company and $8.0 million was deposited into a deposit account at Lakeside Bank owned by the Company’s newly formed wholly-owned subsidiary, JAGX

Holdings, subject to a Deposit Account Control Agreement (“DACA”). The Company’s obligations under the 2025 Streeterville Note are secured by the DACA, a guaranty from JAGX Holdings, and a pledge of all membership interests in JAGX Holdings.

On November 17, 2025, the Company entered into a privately negotiated exchange agreement with Streeterville, pursuant to which the Company issued an aggregate of 361,271 shares of common stock to Streeterville in exchange for 25 outstanding shares of Series M Preferred Stock held by Streeterville. Upon completion of such exchange transaction, the exchanged Series M Preferred Stock were cancelled and retired.

On December 9, 2025, the Company entered into a privately negotiated exchange agreement with Iliad, pursuant to which the Company issued (i) 400,000 shares of common stock and (ii) a pre-funded common stock purchase warrant to purchase 1,304,545 shares of common stock to Iliad in exchange for 75 shares of Series M Preferred Stock held by Iliad. Upon completion of the exchange, such 75 shares of Series M Preferred Stock were cancelled and retired.

On December 11, 2025, the Company entered into another privately negotiated exchange agreement with Iliad, pursuant to which the Company issued (i) 40,000 shares of common stock and (ii) a pre-funded common stock purchase warrant to purchase 304,827 shares of common stock to Iliad in exchange for 16 shares of Series M Preferred Stock held by Iliad. Upon completion of the exchange, such 16 shares of Series M Preferred Stock were cancelled and retired.

On January 16, 2026, the Company entered into a privately negotiated exchange agreement with Streeterville, pursuant to which the Company issued a pre-funded common stock purchase warrant to purchase 2,270,765 shares of Common Stock to Streeterville in exchange for 69.44 shares of Series M Preferred Stock. Upon completion of the exchange, such 69.44 shares of Series M Preferred Stock were cancelled and retired.

On January 16, 2026, the Company entered into a privately negotiated exchange agreement with Iliad, pursuant to which the Company issued a pre-funded common stock purchase warrant to purchase 2,870,503 shares of common stock to Iliad in exchange for 87.78 shares of Series M Preferred Stock. Upon completion of the exchange, such 87.78 shares of Series M Preferred Stock were cancelled and retired.

CVP Debt Restructuring

Royalty Interest Global Amendments

On March 6, 2026, the Company entered into an amendment to the royalty interest in the original principal amount of $12 million sold by the Company to Uptown Capital, LLC (f/k/a Irving Park Capital, LLC; an affiliate of CVP) (“Uptown”) on December 22, 2020 (as amended, the “Uptown 2020 Royalty Interest”) with Uptown, pursuant to which the starting date for the Company to make the monthly royalty payment under the Uptown 2020 Royalty Interest would be postponed from April 1, 2026 to July 1, 2026, and the royalty repayment amount would be reduced by ten percent. Immediately following completion of such reduction, the royalty repayment amount would become $11.1 million.

On March 6, 2026, the Company also entered into an amendment to the Streeterville 2022 Royalty Interest with Streeterville, pursuant to which the starting date for the Company to make the monthly royalty payment under the Streeterville 2022 Royalty Interest would be postponed from April 1, 2026 to July 1, 2026, and the royalty repayment amount would be reduced by ten percent. Immediately following completion of such reduction, the royalty repayment amount would become $12. 4 million.

Note Amendments

On March 6, 2026, the Company and Napo entered into an amendment with Streeterville to the 2021 Streeterville Note, pursuant to which the maturity date of the note is extended to July 1, 2026, and the outstanding balance would be reduced by ten percent. Immediately following completion of such reduction, the outstanding balance would become $6.6 million.

On March 6, 2026, the Company also entered into an amendment with Streeterville to the 2025 Streeterville Note, pursuant to which the maturity date of the note is extended to March 12, 2029, and immediately following the execution of the note amendment, the outstanding balance would be $7.0 million.

Security Agreement

On March 6, 2026, Napo entered into a security agreement with Streeterville, pursuant to which, Napo agreed to grant to Streeterville a security interest in the Lechlemer Collateral and the TDPRV Collateral to secure the Company’s obligations under the 2025 Streeterville Note.

Warrant Termination Agreement

On March 6, 2026, the Company entered into a warrant termination agreement with Uptown, Streeterville, and Iliad, pursuant to which, warrants exercisable into an aggregate of 48,211 shares of the Company’s common stock previously issued by the Company to Uptown, Streeterville, and Iliad would be terminated.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and officers. These agreements, among other things, require us or will require us to indemnify each director to the fullest extent permitted by Delaware law, including indemnification of expenses such as expenses, judgments, penalties, fines and amounts paid in settlement to the extent legally permitted incurred by the director or officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or officer.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act, and regulations of the SEC thereunder require our directors, officers and persons who own more than 10% of our Common Stock, as well as certain affiliates of such persons, to file initial reports of their ownership of our Common Stock and subsequent reports of changes in such ownership with the SEC. Directors, officers and persons owning more than 10% of our Common Stock are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such reports and amendments thereto received by us and written representations from these persons that no other reports were required, we believe that during the fiscal year ended December 31, 2025, our directors, officers and owners of more than 10% of our Common Stock complied with all applicable filing requirements, except that one Form 4 covering one transaction was filed late on January 21, 2026 for each of Ms. Conte, Dr. King, and Mr. Wolin, and one Form 4 covering one transaction was filed late on March 12, 2026 for Mr. Micek.

AUDIT COMMITTEE REPORT

Management has primary responsibility for our financial statements and the overall reporting process, including maintaining effective internal control over financial reporting and assessing the effectiveness of our system of internal controls. The independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with U.S. generally accepted accounting principles, and discusses with the Audit Committee any issues it believes should be raised with the Audit Committee. These discussions include a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee monitors our processes, relying, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm.

RBSM LLP (“RBSM”), our Company’s independent auditor for the year ended December 31, 2025, is responsible for expressing an opinion on the fairness of the presentation of the Company’s financial statements in conformity with accounting principles generally accepted in the United States of America, in all material respects.

In this context, the Audit Committee has reviewed and discussed with management and RBSM the audited financial statements for the year ended December 31, 2025. The Audit Committee has discussed with RBSM the matters that are required to be discussed under the Public Accounting Oversight Board Auditing Standard No. 1301 “Communications with Audit Committees”. RBSM has provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board’s Ethics and Independence rule 3526 “Communications with Audit Committees Concerning Independence”, and the Audit Committee has discussed with RBSM that firm’s independence.

The Audit Committee has concluded that RBSM’s provision of audit and non-audit services to the Company are compatible with RBSM’s independence.

Based on the considerations and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited financial statements for the year ended December 31, 2025 be included in our Annual Report on Form 10-K. This report is provided by the following independent directors, who comprise the Audit Committee:

Audit Committee:

John Micek III, Chairperson

James J. Bochnowski

Jonathan B. Siegel

April 5, 2026

STOCKHOLDER PROPOSALS FOR 2027 ANNUAL MEETING

In accordance with SEC Rule 14a-8, in order for stockholder proposals intended to be presented at the 2027 Annual Meeting of Stockholders to be eligible for inclusion in our proxy statement for such meeting, they must be received by us at our executive offices in San Francisco, California, before January 4, 2027. The board of directors has not determined the date of the 2027 Annual Meeting of the Company’s Stockholders, but does not currently anticipate that the date will be changed by more than 30 calendar days from the date of the 2027 Annual Meeting of Stockholders.

Stockholder proposals (including recommendations of nominees for election to the board of directors) intended to be presented at the 2027 Annual Meeting of Stockholders, other than a stockholder proposal submitted pursuant to SEC Rule 14a-8, must be received in writing at our principal executive office no earlier than January 22, 2027 and no later than February 22, 2027, in accordance with our bylaws. If the date of the 2027 Annual Meeting of Stockholders is scheduled for a date more than 30 days before or more than 60 days after May 22, 2027, then such proposals must be received not later than the close of business on the later of the 90th day prior to the scheduled date of the 2027 Annual Meeting or the 10th day following the day on which public disclosure of the date of the 2027 Annual Meeting of Stockholders is first made, as set forth in our bylaws.

AVAILABILITY OF ANNUAL REPORT TO STOCKHOLDERS AND REPORT ON FORM 10-K

A copy of our Annual Report, which includes certain financial information about the Company, is being provided with this Proxy Statement. Copies of our Annual Report (exclusive of exhibits and documents incorporated by reference) may also be obtained for free by directing written requests to: Jaguar Health, Inc., Attention: Jonathan S. Wolin, 200 Pine Street, Suite 400, San Francisco, CA 94104 (415.371.8300 phone).

Copies of exhibits and basic documents filed with the Annual Report or referenced therein will be furnished to stockholders upon written request and payment of a nominal fee in connection with the furnishing of such documents. You may also obtain the Annual Report over the Internet at the SEC’s website, www.sec.gov, or at https://jaguarhealth.gcs-web.com/financial-information/annual-reports.

LIST OF THE COMPANY’S STOCKHOLDERS

A list of our stockholders as of April 15, 2026, the Record Date, will be available for inspection at our corporate headquarters during normal business hours during the 10-day period prior to the Annual Meeting. The list of stockholders will also be available for such examination at the Annual Meeting.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

Unless contrary instructions are received, we may send a single copy of the Annual Report, Proxy Statement and Notice of Annual Meeting to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process is known as “householding” and helps reduce the volume of duplicate information received at a single household, which reduces costs and expenses borne by us.

If you would like to receive a separate set of our annual disclosure documents this year or in future years, follow the instructions described below and we will deliver promptly a separate set. Similarly, if you share an address with another stockholder and the two of you would like to receive only a single set of our annual disclosure documents, follow the instructions below:

1.

If your shares are registered in your own name, please contact our transfer agent by writing to them at Equiniti Trust Company, LLC, 55 Challenger Road, Floor 2, Ridgefield Park, NJ 07660 (Attn: Jaguar Health, Inc. Representative), calling 1-800-937-5449, or emailing helpast@equiniti.com.

2.	If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

Our board of directors knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments or postponements thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of the Company.

By Order of the Board of Directors.

Lisa A. Conte
Chief Executive Officer & President

San Francisco, California

April 29, 2026

C/O Proxy Tabulator PO Box 43131
Providence, RI 02940-3131
EVERY VOTE IS IMPORTANT
SCAN
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Vote, sign and date your Proxy Card and return it in the enclosed Business Reply Envelope
JAGUAR HEALTH, INC. ROXY CARD
PROXY FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 22, 2026
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF JAGUAR HEALTH, INC. Lisa Conte and Carol Lizak, or any of them, each with full power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the 2026 Annual Meeting of Stockholders of JAGUAR HEALTH, INC. to be held at 200 Pine Street, Suite 400, San Francisco, CA 94104, on Friday, May 22, 2026, at 8:30 a.m., local time, or at any adjournment(s) or postponement(s) thereof.
The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” Proposals 1, 2, 3, 4 and 5. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the 2026 Annual Meeting or any adjournment(s) or postponement(s) thereof.
VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1 - 800 - 337 - 3 50 3
PLEASE MARK, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.
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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE BOARD RECOMMENDS VOTING “FOR” PROPOSALS 1, 2, 3, 4 AND 5.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:
A Proposals:
1.Electing one (1) Class II Director.
FORWITHHOLD
01. John Micek III
2.Ratifying the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
3.Approving, pursuant to Nasdaq Listing Rule 5635(d) (“Rule 5635(d)”), the issuance of more than 19.99% of the Company’s issued and outstanding shares of Common Stock to C/M Capital Master Fund, LP (and its affiliates), an accredited investor (“C/M Capital”), pursuant to a securities purchase agreement to be entered into between the Company and C/M Capital within 90 days after the date of the Annual Meeting (the “ELOC Agreement”).
4.Approving, pursuant to Rule 5635(d), the issuance of more than 19.99% of the Company’s issued and outstanding shares of Common Stock to C/M Capital pursuant to a securities purchase agreement to be entered between the Company and C/M Capital within 90 days after the date of the Annual Meeting (the “Preferred Stock Purchase Agreement”), including shares of Common Stock issuable upon redemption of shares of a new series of preferred stock of the Company to be designated as Series P Non-Convertible Preferred Stock (the “Series P Preferred Stock”), to be issued and sold pursuant to the Preferred Stock Purchase Agreement.
5.Approving one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve proposals 3 and 4.
FORAGAINST ABSTAIN
FORAGAINST ABSTAIN
FORAGAINST ABSTAIN
FORAGAINST ABSTAIN
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 22, 2026
The proxy materials are available at: https://jaguarhealth.gcs-web.com/financial-information/annual-reports
B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) — Please print date belowSignature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box
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